Putnam
Diversified
Income Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

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[SCALE LOGO OMITTED]

From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any change during the prior year of the Portfolio Leader and Portfolio Members of your fund's management teams. Additionally, we list the other fund management responsibilities of the Portfolio Leader and Portfolio Members. This information, which you can find following the Outlook for Your Fund, complements the expense, risk, and portfolio turnover comparisons we added to the reports earlier this year.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by the independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Diversified Income Trust delivered respectable results. The fund's strategy of seeking returns from a variety of sectors and holdings served it well during a challenging, but positive period for fixed-income markets. In particular, the fund's allocation to high-yield bonds made a strong contribution to the fund's solid returns for the period. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * During its fiscal year ended September 30, 2004, Putnam Diversified Income Trust had total returns of 9.73% without sales charges and 4.53% with maximum sales charges reflected.

 * The fund's primary benchmark, the Lehman Aggregate Bond Index, returned 3.68%. The fund's secondary benchmarks, the Citigroup Non-U.S. World Government Bond Index and the JP Morgan Global High Yield Index, returned 8.16% and 13.13%, respectively.

 * The average return for the fund's Lipper category, Multi-Sector Income Funds, was 7.88%.

 * The fund's dividend was reduced to $0.042 per share during the period. See page 5 for details.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Fixed-income returns fell sharply in the spring of 2004, but recovered strongly in the final three months of the period. High-yield corporate bonds and emerging markets had exceptional returns as the period came to a close, while higher-quality bonds had above-average performance. The fund's strategy of seeking returns from a variety of fixed-income sources enabled it to significantly outperform its primary benchmark, based on results at net asset value (NAV). Specifically, your fund's ability to invest in high-yield bonds and emerging-market securities helped it to strongly outperform its primary benchmark index, while the management team's decision to reduce interest-rate sensitivity in early 2004 contributed to the fund's strong outperformance of its Lipper peer group average, again based on results at NAV.


TOTAL RETURN FOR
PERIODS ENDED 9/30/04

Class A
(inception 10/3/88)    NAV       POP
--------------------------------------------------
1 year                 9.73%     4.53%
--------------------------------------------------
5 years               41.73     34.97
Annual average         7.22      6.18
--------------------------------------------------
10 years              91.36     82.28
Annual average         6.70      6.19
--------------------------------------------------
Annual average
(life of fund)         7.79      7.47
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.


FUND PROFILE

Putnam Diversified Income Trust is a multisector fund that seeks income from three sectors: U.S. corporate and government investment-grade bonds, foreign bonds, and higher-yielding, lower-rated corporate bonds. The fund may be suitable for investors seeking a high level of current income, consistent with preservation of capital, and asset class diversification.


Market overview

During the first six months of the period, global bond prices generally rose as yields, though somewhat volatile, generally moved downward. Bonds rallied in a flight to quality in early 2004, which came as a result of evidence that the U.S. recovery would not be as strong as anticipated, and because of geopolitical concerns surrounding the terrorist bombing in Spain. However, bond prices fell sharply in April and May in response to reports of strong job creation, increasing economic strength, and the Federal Reserve Board's suggestion that it would raise short-term interest rates. Subsequently, the Fed raised the federal funds rate, the rate banks use for intra-bank overnight loans and a key short-term interest-rate benchmark, by a quarter of a point on three separate occasions -- in June, August, and September. These rate hikes brought the federal funds rate to 1.75% at the end of the period.

In Europe, low inflation reduced the likelihood of a rate increase by the European Central Bank, and European government bonds and agencies produced solid returns that were further enhanced by the aforementioned flight to quality. However, although both U.S. Treasuries and European government bonds performed well, investors continued to seek out alternative bond sectors that could provide higher levels of income.

High-yield corporate bonds continued to benefit from declining default rates, offering an attractive yield advantage over government bonds, and healthier balance sheets as companies retired or refinanced debt. Emerging-market bond returns were extremely strong near the end of the period, with the JP Morgan Global Diversified Emerging Markets Index returning over 9% in the final three months alone.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.68%
------------------------------------------------------------------------------
JP Morgan Global Diversified Emerging Markets Index
(global emerging-market bonds)                                         11.08%
------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        8.16%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index
(global high-yield corporate bonds)                                    13.13%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.87%
------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                11.92%
------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  25.66%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/04.
------------------------------------------------------------------------------


Strategy overview

One of the key elements of the fund's strategy throughout the past year has been to reduce the level of risk in the portfolio. In early 2004, we reduced the emerging-market weighting significantly and pared down the fund's allocation to high-yield bonds. We also increased the average credit quality of the high-yield holdings by selling lower-quality bonds and buying bonds with higher ratings. (The high-yield sector, which is generally lower in quality than other sectors such as Treasuries, has several tiers of credit quality.) In addition, we increased the fund's allocation to corporate investment-grade bonds early in the fiscal year, and these securities made a solid contribution to performance. By January 2004, however, we reduced the fund's high-grade corporate bond holdings because their value had increased and we felt there was little upside remaining.

When bond prices declined sharply in April and May 2004, the fund's lower sensitivity to interest-rate changes was beneficial for relative returns. During the bond market's subsequent rally in July, August, and September, however, the fund underperformed its peers to some extent, but by and large the relative outperformance during the spring downturn more than offset the weaker relative gains late in the period.

Within its U.S. government securities allocation, the fund benefited from its yield curve strategy. The yield curve, a chart of bond yields across a range of maturities, flattened sharply over the last six months. Short-term bond yields moved significantly higher than those with longer maturities, as the Federal Reserve Board raised short-term interest rates. The fund's positions in longer-maturity Treasury securities performed well relative to those with shorter maturities.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED

                           as of 3/31/04  as of 9/30/04

High Yield                   41.4%          40.5%

U.S. investment grade        40.0%          36.7%

International*               18.6%          22.8%

Footnotes read:
This chart shows how the fund's sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.

* Includes emerging markets.



How fund sectors and holdings affected performance

During the reporting period, the mortgage-backed securities (MBS) sector was affected by prepayment concerns associated with low mortgage rates. However, we found two types of securities within this sector that performed well -- home equity loans and manufactured housing bonds. Home equity loans, unlike mortgages, are not highly susceptible to prepayments when mortgage interest rates decline, so lower mortgage rates can help boost the performance of securities backed by these loans. Similarly, holdings backed by manufactured housing companies have benefited from a positive change in perception about the outlook for this industry since the beginning of the year brought on by improving industry fundamentals and continued low interest rates. Commercial mortgage-backed securities also performed well in the declining interest-rate environment and made a strong contribution to the fund's returns.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 9/30/04)

High-Yield Sector

1 Conseco Finance Securitizations
  Corp. (0.4%)
  Series 00-4, class A6, 8.31%, 2032

2 Qwest Corp. (0.3%)
  144A notes, 9.125%, 2012

3 NRG Energy, Inc. (0.3%)
  144A senior secured notes, 8%, 2013

U.S. Investment-Grade Sector

1 Federal National Mortgage
  Association Pass-Through
  Certificates (7.2%)
  5%, TBA, October 1, 2019

2 Federal National Mortgage
  Association Pass-Through
  Certificates (5.4%)
  6.5%, TBA, November 1, 2034

3 U.S. Treasury Bonds (5.0%)
  6.25%, May 15, 2030

International Sector

1 United Kingdom Treasury bonds (1.2%)
  7.5 %, 2006

2 Germany (Federal Republic of)
  bonds (1.2%)
  Series 97, 6%, 2007

3 United Kingdom Treasury bonds (1.1%)
  2.5%, 2009

Footnote reads:
The fund's holdings will change over time.


In the high-yield corporate bond portion of the fund, securities issued by a subsidiary of Edison International were among the strongest performers. Edison, which owns California's second-largest electric utility, Southern California Edison, also owns Edison Mission Energy. This subsidiary owns a portfolio of independent power plants located around the world. After poor performance in 2002, the company sold assets and shored up its balance sheet, which drove strong returns for a number of Edison Mission securities. Another top performer was diversified chemicals manufacturer Huntsman International, which benefited from a rebound in chemical prices. The company carries a significant debt load, but its cash flow has improved as commodity prices have risen. (The fund owns a number of different securities issued by Huntsman.) Finally, Williams Companies experienced significant capital appreciation as management strengthened the company's balance sheet by focusing on its core pipeline business, selling nonproductive assets, and paying down debt.

We sold the fund's high-yield holdings of Trico Marine, an energy service company that underperformed. This sale created a significant gain for the fund, despite the underperformance that took place during the period. We also sold Dobson Communications, a wireless communications firm. Dobson has had poor financial performance, in part because of its reliance on revenues from AT&T Wireless, which has been struggling. Overall, however, the fund's high-yield corporate holdings made a significant positive contribution to its performance.

In emerging markets, the fund's holdings in Ecuador and Venezuela performed well, with each country's allocation producing returns in excess of 20% for the 12-month period. In addition, the fund benefited from solid returns in Brazil, Bulgaria, Colombia and El Salvador. While government bonds from Turkey advanced strongly, we were more cautious in that market, and this underweighting detracted from the fund's relative performance within its Lipper category.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Dividend reduction

More than 40% of the fund's portfolio is invested in high-yield securities. Over the past several years, the high-yield market has experienced dramatic declines in yield as well as a significant narrowing of credit yield spreads compared to Treasuries. Since the beginning of the market rebound in October 2002, the spread over Treasuries has narrowed over 600 basis points, pushing yields dramatically lower. As a result of these events in the high-yield market, the fund reduced its dividend to $0.049 per share from $0.060 per share, effective January 2004. The fund again reduced the dividend to $0.042 per share, effective May 2004. These dividend reductions were for class A shares, but other share classes saw reductions as well.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The fund's returns during the past fiscal year remained significantly higher than the historical averages for the sectors in which it invests. Economic conditions, though varying considerably over the past year, have remained generally favorable for fixed-income investing, with low inflation and moderate growth. High-yield bonds continued to benefit from declining default rates and improving balance sheets, while emerging-market countries, many of which are exporters of energy and other commodities, have benefited from high commodity prices, especially the record- high levels in the price of oil. The Federal Reserve's well-communicated policy of a measured tightening of the federal funds rate, a key short-term interest-rate benchmark, has not disrupted bond prices.

While this positive environment could continue into 2005, we remain cautious for several reasons. First, we believe the high cost of energy, which shows no signs of abating, will act like a tax on both businesses and consumers, reducing the incentive and the ability for both to continue spending. Second, geopolitical turmoil -- including the war in Iraq, the ongoing Israeli-Palestinian conflict, and terrorist threats from Al Queda -- remains a wild card, which could disrupt oil supplies and cause prices to rise even further. And third, since performance has been so strong for bonds, yields are low, and credit yield spreads (the difference between lower- and higher-quality bond yields) are tight. We believe it is unlikely bond prices will move significantly higher (and yields lower) from their current levels. We therefore believe it is prudent to remain vigilant about any possible disruptions to global economies and fixed-income markets, keeping the fund positioned defensively, while remaining well diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.



Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader and Stephen Peacher and David Waldman are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Other funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Master Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust. He is also a Portfolio Member of Putnam Global Income Trust.

Stephen Peacher is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust.

David Waldman is also a Portfolio Member of Putnam Master Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

D. William Kohli, Stephen Peacher, and David Waldman may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2004.



Performance summary

This section shows your fund's performance during its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
--------------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class C               Class M          Class R
(inception dates)       (10/3/88)              (3/1/93)              (2/1/99)             (12/1/94)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------
1 year               9.73%      4.53%      8.85%      3.85%      8.87%      7.87%      9.43%      5.86%      9.50%
--------------------------------------------------------------------------------------------------------------------
5 years             41.73      34.97      36.32      34.45      36.32      36.32      39.72      35.18      39.92
Annual average       7.22       6.18       6.39       6.10       6.39       6.39       6.92       6.21       6.95
--------------------------------------------------------------------------------------------------------------------
10 years            91.36      82.28      77.09      77.09      77.29      77.29      86.04      80.01      86.68
Annual average       6.70       6.19       5.88       5.88       5.89       5.89       6.40       6.05       6.44
--------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       7.79       7.47       6.95       6.95       6.97       6.97       7.48       7.25       7.53
--------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
-------------------------------------------------------------------------------
                                    Citigroup                    Lipper Multi-
                      Lehman        Non-U.S.      JP Morgan      Sector Income
                      Aggregate     World Govt.   Global High    Funds category
                      Bond Index    Bond Index    Yield Index*   average+
-------------------------------------------------------------------------------
1 year                3.68%         8.16%         13.13%         7.88%
-------------------------------------------------------------------------------
5 years              43.43         35.47          41.05         38.99
Annual average        7.48          6.26           7.12          6.74
-------------------------------------------------------------------------------
10 years            109.18         84.38         118.62         94.80
Annual average        7.66          6.31           8.14          6.85
-------------------------------------------------------------------------------
Annual average
(life of fund)        8.10          7.74             --          7.97
-------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the JP Morgan Global High Yield Index was
  12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 9/30/04, there were 110,
  89, and 36 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 9/30/94 to 9/30/04


                                        Lehman
                  Fund's class A        Aggregate
                  shares at POP         Bond Index

9/30/94               9,525              10,000
9/30/95              10,658              11,406
9/30/96              11,349              11,965
9/30/97              13,039              13,127
9/30/98              12,821              14,638
9/30/99              12,861              14,585
9/30/00              13,242              15,604
9/30/01              13,271              17,625
9/30/02              13,883              19,141
9/30/03              16,612              20,176
9/30/04             $18,228             $20,918

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,709 and $17,729, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $18,604 ($18,001 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $18,668. See first page of performance section for performance calculation method.


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
-----------------------------------------------------------------------------------------------------
                                  Class A         Class B    Class C          Class M         Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)                 12              12         12               12              10
-----------------------------------------------------------------------------------------------------
Income                              $0.675          $0.599     $0.602           $0.651          $0.544
-----------------------------------------------------------------------------------------------------
Capital gains                          --              --         --               --              --
-----------------------------------------------------------------------------------------------------
Total                               $0.675          $0.599     $0.602           $0.651          $0.544
-----------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
-----------------------------------------------------------------------------------------------------
9/30/03                       $9.85     $10.34      $9.78      $9.80      $9.78     $10.11         --
-----------------------------------------------------------------------------------------------------
12/1/03*                         --         --         --         --         --                 $9.93
-----------------------------------------------------------------------------------------------------
9/30/04                       10.10      10.58+     10.02      10.04      10.02      10.36      10.09
-----------------------------------------------------------------------------------------------------
Current return
(end of period)
Current dividend rate 1       4.99%      4.76%      4.31%      4.30%      4.79%      4.63%      4.88%
-----------------------------------------------------------------------------------------------------
Current 30-day
SEC yield2                    4.64       4.43       3.89       3.89       4.39       4.24       4.41
-----------------------------------------------------------------------------------------------------

* Inception date of Class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from April 1, 2004, to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04
------------------------------------------------------------------------------------------
                                   Class A    Class B     Class C     Class M    Class R
------------------------------------------------------------------------------------------
Expenses paid per $1,000*            $4.65      $8.43       $8.43       $5.91      $5.91
------------------------------------------------------------------------------------------
Ending value (after expenses)    $1,022.40  $1,018.70   $1,018.60   $1,021.40  $1,020.70
------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2004, use the calculation method below. To find the value of your investment on April 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 04/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 4/1/04  [DIV]   $1,000   x   per $1,000               = paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [DIV]   $1,000   x   $4.65 (see table above)  = $46.50
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming hypothetical 5% annualized return for the 6 months ended 9/30/04
------------------------------------------------------------------------------------------
                                   Class A     Class B     Class C    Class M    Class R
------------------------------------------------------------------------------------------
Expenses paid per $1,000*            $4.65       $8.42       $8.42      $5.91      $5.91
------------------------------------------------------------------------------------------
Ending value (after expenses)    $1,020.40   $1,016.65   $1,016.65  $1,019.15  $1,019.15
------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                 0.92%     1.67%     1.67%     1.17%     1.17%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++  1.16%     1.91%     1.91%     1.41%     1.41%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 9/30/04. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Diversified
Income Trust                 99%        146%       209%       150%       143%
------------------------------------------------------------------------------
Lipper Multi-Sector Income
Funds category average      170%        155%       135%       129%       110%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.27

Taxable bond
fund average           0.31

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global Diversified Emerging Markets Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund's portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
November 5, 2004


The fund's portfolio
September 30, 2004

Corporate bonds and notes (37.9%) (a)
Principal amount                                                          Value

Basic Materials (4.2%)
-------------------------------------------------------------------------------
    $4,360,000  Acetex Corp. sr. notes 10 7/8s, 2009
                (Canada)                                             $4,796,000
     4,240,000  AK Steel Corp. company guaranty
                7 7/8s, 2009                                          4,208,200
     4,039,000  AK Steel Corp. company guaranty
                7 3/4s, 2012                                          3,948,123
     3,335,000  Avecia Group PLC company guaranty
                11s, 2009 (United Kingdom)                            2,934,800
     5,355,000  BCP Caylux Holdings Luxembourg SCA
                144A sr. sub. notes 9 5/8s,  2014
                (Luxembourg)                                          5,783,400
     2,120,000  Century Aluminum Co. 144A company
                guaranty 7 1/2s, 2014                                 2,226,000
     6,285,000  Compass Minerals Group, Inc. company
                guaranty 10s, 2011                                    7,039,200
     1,715,000  Compass Minerals International, Inc.
                sr. disc. notes stepped-coupon zero %
                (12s, 6/1/08), 2013 (STP)                             1,354,850
     5,065,000  Compass Minerals International, Inc.
                sr. notes stepped-coupon zero %
                (12 3/4s, 12/15/07), 2012 (STP)                       4,254,600
     4,110,000  Crystal US Holdings/US Sub 3 144A
                sr. disc. notes stepped-coupon zero %
                (10s, 10/1/09), 2014 (STP)                            2,517,375
     4,979,640  Doe Run Resources Corp. company
                guaranty Ser. A1, 11 3/4s, 2008
                (PIK)                                                 4,232,694
     2,520,000  Equistar Chemicals LP notes 8 3/4s,
                2009                                                  2,715,300
    11,240,000  Equistar Chemicals LP/Equistar
                Funding Corp. company guaranty
                10 1/8s, 2008                                        12,616,900
       755,000  Georgia-Pacific Corp. bonds 7 3/4s,
                2029                                                    811,625
     1,000,000  Georgia-Pacific Corp. bonds 7 1/4s,
                2028                                                  1,035,000
       715,000  Georgia-Pacific Corp. company
                guaranty 8 7/8s, 2010                                   836,550
     6,225,000  Georgia-Pacific Corp. debs. 7.7s,
                2015                                                  7,096,500
     2,950,000  Georgia-Pacific Corp. sr. notes 8s,
                2024                                                  3,355,625
         4,000  Georgia-Pacific Corp. sr. notes
                7 3/8s, 2008                                              4,360
     6,625,000  Gerdau Ameristeel Corp. sr. notes
                10 3/8s, 2011 (Canada)                                7,552,500
    10,630,000  Hercules, Inc. company guaranty
                11 1/8s, 2007                                        12,623,125
     1,410,000  Huntsman Advanced Materials, LLC
                144A sec. FRN 11.86s, 2008                            1,508,700
     1,495,000  Huntsman Advanced Materials, LLC
                144A sec. notes 11s, 2010                             1,734,200
     3,015,000  Huntsman Co., LLC sr. disc. notes
                zero %, 2008                                          1,884,375
     2,775,000  Huntsman ICI Chemicals, Inc. company
                guaranty 10 1/8s, 2009                                2,913,750
    10,425,000  Huntsman ICI Holdings sr. disc.
                notes zero %, 2009                                    5,525,250
EUR  4,710,000  Huntsman International, LLC sr. sub.
                notes Ser. EXCH, 10 1/8s, 2009                        6,085,758
    $3,480,000  Huntsman, LLC company guaranty
                11 5/8s, 2010                                         4,028,100
     2,165,000  Huntsman, LLC 144A company guaranty
                11 1/2s, 2012                                         2,389,619
     1,720,000  Innophos, Inc. 144A sr. sub. notes
                8 7/8s, 2014                                          1,831,800
       930,000  International Steel Group, Inc. 144A
                sr. notes 6 1/2s, 2014                                  930,000
     9,095,000  ISP Chemco, Inc. company guaranty
                Ser. B, 10 1/4s, 2011                                10,140,925
     1,480,000  Jefferson Smurfit Corp. company
                guaranty 8 1/4s, 2012                                 1,631,700
       285,000  Jefferson Smurfit Corp. company
                guaranty 7 1/2s, 2013                                   300,675
       370,000  Kaiser Aluminum & Chemical Corp. sr.
                notes Ser. B, 10 7/8s, 2006 (In
                default) (NON)                                          357,050
       550,000  Kappa Beheer BV company guaranty
                10 5/8s, 2009 (Netherlands)                             580,250
EUR    365,000  Kappa Beheer BV company guaranty
                Ser. EUR, stepped-coupon  zero %
                (12 1/2s, 7/15/09) (Netherlands)
                (STP)                                                   482,719
      $545,000  Lyondell Chemical Co. bonds 11 1/8s,
                2012                                                    632,200
     3,365,000  Lyondell Chemical Co. company
                guaranty 9 1/2s, 2008                                 3,672,056
     6,618,000  Lyondell Chemical Co. notes Ser. A,
                9 5/8s, 2007                                          7,205,348
EUR  3,045,000  MDP Acquisitions PLC sr. notes
                Ser. EUR, 10 1/8s, 2012 (Ireland)                     4,231,253
    $1,640,000  MDP Acquisitions PLC sr. notes
                9 5/8s, 2012 (Ireland)                                1,853,200
     2,380,449  MDP Acquisitions PLC sub. notes
                15 1/2s, 2013 (Ireland) (PIK) (S)                     2,773,223
     9,395,000  Millennium America, Inc. company
                guaranty 9 1/4s, 2008                                10,357,988
       900,000  Millennium America, Inc. 144A sr.
                notes 9 1/4s, 2008                                      992,250
EUR    505,000  Nalco Co. sr. notes 7 3/4s, 2011                        666,617
EUR    505,000  Nalco Co. sr. sub. notes 9s, 2013                       665,990
    $9,340,000  Nalco Co. sr. sub. notes 8 7/8s,
                2013                                                 10,040,500
     4,330,000  Norske Skog Canada, Ltd. sr. notes
                7 3/8s, 2014 (Canada)                                 4,524,850
     2,904,664  PCI Chemicals Canada sec. sr. notes
                10s, 2008 (Canada)                                    2,846,571
       919,786  Pioneer Companies, Inc. sec. FRN
                5.475s, 2006                                            901,390
     5,060,000  Potlatch Corp. company guaranty 10s,
                2011                                                  5,717,800
       750,000  Resolution Performance Products, LLC
                sr. notes 9 1/2s, 2010                                  772,500
EUR  3,360,000  SGL Carbon SA 144A sr. notes 8 1/2s,
                2012 (Luxembourg)                                     4,341,432
    $4,955,000  Steel Dynamics, Inc. company
                guaranty 9 1/2s, 2009                                 5,561,988
       862,593  Sterling Chemicals, Inc. sec. notes
                10s, 2007 (PIK)                                         810,837
     5,140,000  Stone Container Corp. sr. notes
                9 3/4s, 2011                                          5,692,550
        60,000  Stone Container Corp. sr. notes
                8 3/8s, 2012                                             66,150
     1,080,000  Stone Container Finance 144A company
                guaranty 7 3/8s,  2014 (Canada)                       1,131,300
         1,000  Tembec Industries, Inc. company
                guaranty 8 5/8s, 2009 (Canada)                            1,025
        50,000  Tembec Industries, Inc. company
                guaranty 7 3/4s, 2012 (Canada)                           50,250
     6,745,000  Ucar Finance, Inc. company guaranty
                10 1/4s, 2012                                         7,723,025
     2,970,000  United Agri Products 144A sr. notes
                8 1/4s, 2011                                          3,207,600
     1,682,000  United States Steel Corp. sr. notes
                9 3/4s, 2010                                          1,925,890
       682,000  United States Steel, LLC sr. notes
                10 3/4s, 2008                                           804,760
       174,052  Wheeling-Pittsburgh Steel Corp. sr.
                notes 6s, 2010                                          121,836
       338,304  Wheeling-Pittsburgh Steel Corp. sr.
                notes 5s, 2011                                          236,813
     1,065,000  WHX Corp. sr. notes 10 1/2s, 2005                     1,011,750
                                                                 --------------
                                                                    224,808,540

Capital Goods (3.1%)
-------------------------------------------------------------------------------
     3,592,000  AEP Industries, Inc. sr. sub. notes
                9 7/8s, 2007                                          3,659,350
     5,620,679  Air2 US 144A sinking fund Ser. D,
                12.266s, 2020 (In default) (NON)                             56
     9,410,000  Allied Waste North America, Inc.
                company guaranty Ser. B,  8 1/2s,
                2008                                                 10,186,325
     3,810,000  Allied Waste North America, Inc.
                sec. notes 6 1/2s, 2010                               3,771,900
     1,940,000  Amsted Industries, Inc. 144A sr.
                notes 10 1/4s, 2011                                   2,134,000
     4,045,000  Argo-Tech Corp. 144A sr. notes
                9 1/4s, 2011                                          4,338,263
     1,520,000  BE Aerospace, Inc. sr. notes 8 1/2s,
                2010                                                  1,656,800
       755,000  BE Aerospace, Inc. sr. sub. notes
                9 1/2s, 2008                                            781,425
     6,760,000  BE Aerospace, Inc. sr. sub. notes
                Ser. B, 8s, 2008                                      6,675,500
       820,000  Berry Plastics Corp. company
                guaranty 10 3/4s, 2012                                  930,700
     3,460,000  Blount, Inc. sr. sub. notes 8 7/8s,
                2012                                                  3,676,250
     4,575,000  Browning-Ferris Industries, Inc.
                debs. 7.4s, 2035                                      4,026,000
     5,625,000  Browning-Ferris Industries, Inc. sr.
                notes 6 3/8s, 2008                                    5,681,250
EUR    585,000  Crown Holdings SA bonds 10 1/4s,
                2011 (France)                                           826,340
    $9,740,000  Crown Holdings SA notes 10 7/8s,
                2013 (France)                                        11,322,750
     1,695,000  Crown Holdings SA notes 9 1/2s, 2011
                (France)                                              1,889,925
EUR    845,000  Crown Holdings SA 144A notes 6 1/4s,
                2011 (France)                                         1,054,043
    $8,500,000  Decrane Aircraft Holdings Co.
                company guaranty 17s, 2008                            3,230,000
     6,115,000  Earle M. Jorgensen Co. sec. notes
                9 3/4s, 2012                                          6,802,938
     3,535,000  FIMEP SA sr. notes 10 1/2s, 2013
                (France)                                              4,135,950
EUR  2,445,000  Flender Holdings 144A sr. notes 11s,
                2010 (Germany)                                        3,520,475
    $3,779,000  Flowserve Corp. company guaranty
                12 1/4s, 2010                                         4,241,928
       745,000  Hexcel Corp. sr. sub. notes 9 3/4s,
                2009                                                    782,250
     7,920,000  Invensys, PLC notes 9 7/8s, 2011
                (United Kingdom)                                      8,118,000
     3,515,000  K&F Industries, Inc. sr. sub. notes
                Ser. B, 9 5/8s, 2010                                  3,910,438
     1,000,000  L-3 Communications Corp. company
                guaranty 7 5/8s, 2012                                 1,100,000
     5,460,000  L-3 Communications Corp. company
                guaranty 6 1/8s, 2013                                 5,528,250
     7,005,000  Legrand SA debs. 8 1/2s, 2025
                (France)                                              8,020,725
       395,000  Manitowoc Co., Inc. (The) company
                guaranty 10 1/2s, 2012                                  455,238
EUR  1,120,000  Manitowoc Co., Inc. (The) company
                guaranty 10 3/8s, 2011                                1,550,760
    $1,510,000  Manitowoc Co., Inc. (The) sr. notes
                7 1/8s, 2013                                          1,596,825
     1,565,000  Mueller Group, Inc. 144A sec. FRN
                6.444s, 2011                                          1,611,950
     1,885,000  Mueller Group, Inc. 144A sr. sub.
                notes 10s, 2012                                       2,035,800
       910,000  Owens-Brockway Glass company
                guaranty 8 7/8s, 2009                                   989,625
     4,580,000  Owens-Brockway Glass company
                guaranty 8 1/4s, 2013                                 4,877,700
     3,340,000  Owens-Brockway Glass company
                guaranty 7 3/4s, 2011                                 3,557,100
     6,145,000  Owens-Brockway Glass sr. sec. notes
                8 3/4s, 2012                                          6,820,950
     2,135,000  Pliant Corp. sec. notes 11 1/8s,
                2009                                                  2,220,400
     7,156,000  Sequa Corp. sr. notes 9s, 2009                        7,853,710
       406,000  Sequa Corp. sr. notes Ser. B,
                8 7/8s, 2008                                            440,510
     1,545,000  Siebe PLC 144A sr. unsub. 6 1/2s,
                2010 (United Kingdom)                                 1,405,950
     2,050,000  Solo Cup Co. sr. sub. notes 8 1/2s,
                2014                                                  2,019,250
       600,000  Tekni-Plex, Inc. company guaranty
                Ser. B, 12 3/4s, 2010                                   502,500
     3,220,000  Tekni-Plex, Inc. 144A sr. sec. notes
                8 3/4s, 2013                                          3,059,000
     1,310,000  Terex Corp. company guaranty 9 1/4s,
                2011                                                  1,467,200
     4,590,000  Terex Corp. company guaranty Ser. B,
                10 3/8s, 2011                                         5,186,700
     2,380,000  Titan Corp. (The) company guaranty
                8s, 2011                                              2,475,200
                                                                 --------------
                                                                    162,128,199

Communication Services (3.0%)
-------------------------------------------------------------------------------
     1,799,000  Alamosa Delaware, Inc. company
                guaranty 11s, 2010                                    2,037,368
     1,719,000  Alamosa Delaware, Inc. company
                guaranty stepped-coupon zero %
                (12s, 7/31/05), 2009 (STP)                            1,770,570
     2,315,000  Alamosa Delaware, Inc. sr. notes
                8 1/2s, 2012                                          2,343,938
     1,350,000  American Cellular Corp. company
                guaranty 9 1/2s, 2009                                 1,073,250
     2,805,000  American Cellular Corp. sr. notes
                Ser. B, 10s, 2011                                     2,272,050
     2,795,000  American Tower Corp. sr. notes
                7 1/2s, 2012                                          2,850,900
     5,200,000  American Towers, Inc. company
                guaranty 7 1/4s, 2011                                 5,408,000
     3,500,000  Asia Global Crossing, Ltd. sr. notes
                13 3/8s, 2010 (Bermuda) (In default)
                (NON)                                                   280,000
     5,595,000  Centennial Cellular Operating Co.
                company guaranty 10 1/8s, 2013                        5,888,738
     1,105,000  Cincinnati Bell Telephone Co.
                company guaranty 6.3s, 2028                             980,688
     1,885,000  Cincinnati Bell, Inc. company
                guaranty 7 1/4s, 2013                                 1,814,313
     6,885,000  Cincinnati Bell, Inc. sr. sub. notes
                8 3/8s, 2014                                          6,282,563
     2,845,000  Cincinnati Bell, Inc. sr. sub. notes
                7 1/4s, 2023                                          2,596,063
     1,882,409  Colo.com, Inc. 144A sr. notes
                13 7/8s, 2010 (In default) (NON)                            188
     6,128,000  Crown Castle International Corp. sr.
                notes 9 3/8s, 2011                                    7,047,200
     1,795,000  Eircom Funding notes 8 1/4s, 2013
                (Ireland)                                             1,965,525
     2,495,000  Fairpoint Communications, Inc. sr.
                sub. notes 12 1/2s, 2010                              2,669,650
       882,761  Firstworld Communication Corp. sr.
                disc. notes zero %, 2008 (In
                default) (NON)                                               88
       703,373  Globix Corp. company guaranty 11s,
                2008 (PIK)                                              590,833
     6,500,000  Inmarsat Finance PLC 144A company
                guaranty 7 5/8s, 2012 (United
                Kingdom)                                              6,451,250
     2,160,000  iPCS, Inc. 144A sr. notes 11 1/2s,
                2012                                                  2,268,000
     4,095,000  Level 3 Financing, Inc. 144A sr.
                notes 10 3/4s, 2011                                   3,450,038
     4,930,000  Madison River Capital Corp. sr.
                notes 13 1/4s, 2010                                   5,225,800
     7,544,000  MCI, Inc. sr. notes 7.735s, 2014                      7,147,940
     1,935,000  MCI, Inc. sr. notes 6.688s, 2009                      1,864,856
         2,000  MCI, Inc. sr. notes 5.908s, 2007                          1,983
     3,440,000  Nextel Communications, Inc. sr.
                notes 7 3/8s, 2015                                    3,698,000
     9,245,000  Nextel Communications, Inc. sr.
                notes 5.95s, 2014                                     9,060,100
     2,025,000  Nextel Partners, Inc. sr. notes
                12 1/2s, 2009                                         2,343,938
     9,200,000  Nextel Partners, Inc. sr. notes
                8 1/8s, 2011                                          9,752,000
     7,405,000  Qwest Communications International,
                Inc. 144A sr. notes 7 1/2s, 2014                      6,794,088
    16,415,000  Qwest Corp. 144A notes 9 1/8s, 2012                  18,056,500
     2,730,000  Qwest Services Corp. 144A notes
                14 1/2s, 2014                                         3,303,300
     1,265,000  Rogers Cantel, Ltd. debs. 9 3/4s,
                2016 (Canada)                                         1,412,056
     1,990,000  Rogers Wireless, Inc. sec. notes
                9 5/8s, 2011 (Canada)                                 2,228,800
     4,600,000  Rural Cellular Corp. sr. sub. notes
                9 3/4s, 2010                                          4,002,000
     5,130,000  Rural Cellular Corp. sr. sub. notes
                Ser. B, 9 5/8s, 2008                                  4,745,250
     1,225,000  SBA Communications Corp. sr. notes
                10 1/4s, 2009                                         1,310,750
     2,400,000  SBA Telecommunications Inc./SBA
                Communication Corp. sr. disc. notes
                stepped-coupon zero % (9 3/4s,
                12/15/07), 2011 (STP)                                 1,944,000
     5,300,000  TSI Telecommunication Services, Inc.
                company guaranty Ser. B,  12 3/4s,
                2009                                                  5,936,000
     2,181,000  UbiquiTel Operating Co. bonds
                stepped-coupon zero %  (14s,
                4/15/05), 2010 (STP)                                  2,295,503
     2,780,000  UbiquiTel Operating Co. sr. notes
                9 7/8s, 2011                                          2,894,675
     1,890,000  UbiquiTel Operating Co. 144A sr.
                notes 9 7/8s, 2011                                    1,975,050
           590  Voicestream Wireless
                Corp./Voicestream Wireless Capital
                Corp. sr. notes 10 3/8s, 2009                               627
     3,905,000  Western Wireless Corp. sr. notes
                9 1/4s, 2013                                          3,983,100
                                                                 --------------
                                                                    160,017,529

Consumer Cyclicals (9.0%)
-------------------------------------------------------------------------------
     2,330,000  Ameristar Casinos, Inc. company
                guaranty 10 3/4s, 2009                                2,644,550
     1,840,000  Argosy Gaming Co. sr. sub. notes 9s,
                2011                                                  2,074,600
     4,970,000  Argosy Gaming Co. sr. sub. notes 7s,
                2014                                                  5,125,313
     2,780,000  Asbury Automotive Group, Inc. sr.
                sub. notes 8s, 2014                                   2,738,300
     5,230,000  Autonation, Inc. company guaranty
                9s, 2008                                              6,014,500
     1,055,000  Beazer Homes USA, Inc. company
                guaranty 8 3/8s, 2012                                 1,165,775
     3,415,000  Boyd Gaming Corp. sr. sub. notes
                8 3/4s, 2012                                          3,803,456
     1,175,000  Boyd Gaming Corp. sr. sub. notes
                7 3/4s, 2012                                          1,260,188
     1,710,000  Building Materials Corp. company
                guaranty 8s, 2008                                     1,778,400
     2,265,000  Chumash Casino & Resort Enterprise
                144A sr. notes 9s, 2010                               2,514,150
     6,895,000  Coinmach Corp. sr. notes 9s, 2010                     7,136,325
     3,345,000  Collins & Aikman Products company
                guaranty 10 3/4s, 2011                                3,345,000
     3,650,000  D.R. Horton, Inc. sr. notes 7 7/8s,
                2011                                                  4,188,375
       960,000  D.R. Horton, Inc. sr. notes 6 7/8s,
                2013                                                  1,041,600
     6,129,000  D.R. Horton, Inc. sr. notes 5 7/8s,
                2013                                                  6,251,580
     1,015,000  Dana Corp. notes 10 1/8s, 2010                        1,152,025
     4,105,000  Dana Corp. notes 9s, 2011                             4,946,525
       530,000  Dana Corp. notes 7s, 2029                               532,650
     1,865,000  Dana Corp. notes 6 1/2s, 2009                         1,972,238
     3,905,000  Dayton Superior Corp. sec. notes
                10 3/4s, 2008                                         4,178,350
       970,000  Delco Remy International, Inc.
                company guaranty 11s, 2009                            1,018,500
     3,770,000  Delco Remy International, Inc. sr.
                sub. notes 9 3/8s, 2012                               3,694,600
     2,174,075  Derby Cycle Corp. (The) sr. notes
                10s, 2008 (In default) (NON)                                217
DEM  3,535,233  Derby Cycle Corp. (The) sr. notes
                9 3/8s, 2008 (In default) (NON)                             225
EUR  3,357,530  Derby Cycle Corp. (The) sr. notes
                9 3/8s, 2008 (In default) (NON)                             213
    $7,570,000  Dex Media West, LLC/Dex Media
                Finance Co. sr. notes Ser. B,
                8 1/2s, 2010                                          8,591,950
     3,520,000  Dex Media, Inc. disc. notes zero %,
                2013                                                  2,578,400
     4,025,000  Dex Media, Inc. notes 8s, 2013                        4,226,250
     1,320,000  Dura Operating Corp. company
                guaranty Ser. B, 8 5/8s, 2012                         1,306,800
       584,000  FelCor Lodging LP company guaranty
                10s, 2008 (R)                                           613,200
     3,485,000  Finlay Fine Jewelry Corp. 144A sr.
                notes 8 3/8s, 2012                                    3,746,375
     4,920,000  Gaylord Entertainment Co. sr. notes
                8s, 2013                                              5,178,300
     6,060,000  Goodyear Tire & Rubber Co. (The)
                notes 7.857s, 2011                                    5,711,550
     1,530,000  Goodyear Tire & Rubber Co. (The)
                notes 6 3/8s, 2008                                    1,476,450
     4,480,000  Hilton Hotels Corp. notes 7 5/8s,
                2012                                                  5,219,200
     2,521,000  HMH Properties, Inc. company
                guaranty Ser. B, 7 7/8s, 2008 (R)                     2,593,479
    10,206,003  Hollinger Participation Trust 144A
                sr. notes 12 1/8s, 2010 (Canada)
                (PIK)                                                11,889,994
     8,655,000  Hollywood Park, Inc. company
                guaranty Ser. B, 9 1/4s, 2007                         8,871,375
     1,020,000  Host Marriott LP company guaranty
                Ser. G, 9 1/4s, 2007 (R)                              1,142,400
     5,232,000  Host Marriott LP sr. notes Ser. E,
                8 3/8s, 2006 (R)                                      5,519,760
     5,515,000  Host Marriott LP 144A sr. notes 7s,
                2012 (R)                                              5,804,538
     2,440,000  Houghton Mifflin Co. sr. sub. notes
                9 7/8s, 2013                                          2,562,000
     6,976,000  Icon Health & Fitness company
                guaranty 11 1/4s, 2012                                7,464,320
     4,110,000  IESI Corp. company guaranty 10 1/4s,
                2012                                                  4,479,900
     1,725,000  Inn of the Mountain Gods sr. notes
                12s, 2010                                             1,975,125
     3,920,000  ITT Corp. debs. 7 3/8s, 2015                          4,272,800
         1,000  ITT Corp. notes 6 3/4s, 2005                              1,035
     6,255,000  JC Penney Co., Inc. debs. 7.95s,
                2017                                                  7,224,525
     1,155,000  JC Penney Co., Inc. debs. 7.65s,
                2016                                                  1,310,925
     5,260,000  JC Penney Co., Inc. debs. 7 1/8s,
                2023                                                  5,562,450
     2,260,000  JC Penney Co., Inc. notes 9s, 2012                    2,745,900
       175,000  JC Penney Co., Inc. notes 8s, 2010                      199,281
    12,190,000  John Q. Hammons Hotels LP/John Q.
                Hammons Hotels Finance  Corp. III
                1st mtge. Ser. B, 8 7/8s, 2012                       13,591,850
     7,060,000  Jostens Holding Corp. sr. disc.
                notes stepped-coupon zero %
                (10 1/4s, 12/1/08), 2013 (STP)                        4,836,100
     6,735,000  Jostens IH Corp. 144A company
                guaranty 7 5/8s, 2012                                 6,768,675
     2,215,000  Jostens, Inc. sr. sub. notes
                12 3/4s, 2010                                         2,479,227
       275,000  K. Hovnanian Enterprises, Inc.
                company guaranty 10 1/2s, 2007                          321,063
     4,335,000  K. Hovnanian Enterprises, Inc.
                company guaranty 8 7/8s, 2012                         4,844,363
     2,945,000  K. Hovnanian Enterprises, Inc.
                company guaranty 6 3/8s, 2014                         2,981,813
     1,950,000  K. Hovnanian Enterprises, Inc. sr.
                notes 6 1/2s, 2014                                    1,993,875
     2,610,000  K2, Inc. 144A sr. notes 7 3/8s, 2014                  2,766,600
    10,265,000  Laidlaw International, Inc. sr.
                notes 10 3/4s, 2011                                  11,714,931
     3,615,000  Lamar Media Corp. company guaranty
                7 1/4s, 2013                                          3,886,125
     6,460,000  Levi Strauss & Co. sr. notes
                12 1/4s, 2012                                         6,831,450
     2,915,000  Mandalay Resort Group sr. notes
                6 3/8s, 2011                                          2,987,875
     5,105,000  MeriStar Hospital Corp. company
                guaranty 9 1/8s, 2011 (R)                             5,347,488
     2,910,000  MeriStar Hospital Corp. company
                guaranty 9s, 2008 (R)                                 3,040,950
     2,020,000  Meritage Corp. company guaranty
                9 3/4s, 2011                                          2,267,450
     1,410,000  Meritage Corp. sr. notes 7s, 2014                     1,445,250
     4,820,000  Meritor Automotive, Inc. notes 6.8s,
                2009                                                  4,940,500
     3,230,000  Metaldyne Corp. 144A sr. notes 10s,
                2013                                                  3,003,900
       550,000  MGM Mirage, Inc. coll. sr. notes
                6 7/8s, 2008                                            598,813
     4,700,000  MGM Mirage, Inc. company guaranty
                8 1/2s, 2010                                          5,340,375
     4,688,000  MGM Mirage, Inc. company guaranty
                6s, 2009                                              4,752,460
     1,395,000  Mirage Resorts, Inc. debs. 7 1/4s,
                2017                                                  1,426,388
     3,955,000  Mohegan Tribal Gaming Authority sr.
                sub. notes 6 3/8s, 2009                               4,103,313
     1,775,000  Owens Corning bonds 7 1/2s, 2018 (In
                default) (NON)                                          807,625
     5,405,000  Owens Corning notes 7 1/2s, 2005 (In
                default) (NON)                                        2,459,275
     2,940,000  Oxford Industries, Inc. sr. notes
                8 7/8s, 2011                                          3,189,900
     2,615,000  Park Place Entertainment Corp. sr.
                notes 7 1/2s, 2009                                    2,928,800
     3,265,000  Park Place Entertainment Corp. sr.
                notes 7s, 2013                                        3,632,313
     4,800,000  Park Place Entertainment Corp. sr.
                sub. notes 8 7/8s, 2008                               5,472,000
       155,000  Park Place Entertainment Corp. sr.
                sub. notes 8 1/8s, 2011                                 179,025
     2,900,000  Penn National Gaming, Inc. company
                guaranty Ser. B, 11 1/8s, 2008                        3,150,125
     6,500,000  Penn National Gaming, Inc. sr. sub.
                notes 8 7/8s, 2010                                    7,125,625
     1,675,000  Phillips-Van Heusen Corp. sr. notes
                7 1/4s, 2011                                          1,742,000
     3,925,000  Pinnacle Entertainment, Inc. sr.
                sub. notes 8 3/4s, 2013                               4,023,125
     1,965,000  Pinnacle Entertainment, Inc. sr.
                sub. notes 8 1/4s, 2012                               1,969,913
     7,475,000  PRIMEDIA, Inc. company guaranty
                8 7/8s, 2011                                          7,475,000
     2,835,000  PRIMEDIA, Inc. company guaranty
                7 5/8s, 2008                                          2,799,563
     5,265,000  PRIMEDIA, Inc. 144A sr. notes 8s,
                2013                                                  5,001,750
     2,795,000  Reader's Digest Association, Inc.
                (The) sr. notes 6 1/2s, 2011                          2,878,850
     5,665,000  Resorts International Hotel and
                Casino, Inc. company guaranty
                11 1/2s, 2009                                         6,514,750
       885,000  RH Donnelley Finance Corp. I company
                guaranty 8 7/8s, 2010                                 1,000,050
     6,050,000  RH Donnelley Finance Corp. I 144A
                sr. notes 8 7/8s, 2010                                6,836,500
     2,985,000  RH Donnelley Finance Corp. I 144A
                sr. sub. notes 10 7/8s, 2012                          3,619,313
     5,190,000  Russell Corp. company guaranty
                9 1/4s, 2010                                          5,631,150
     7,501,000  Saks, Inc. company guaranty 7s, 2013                  7,651,020
     8,590,000  Samsonite Corp. 144A sr. sub. notes
                8 7/8s, 2011                                          8,976,550
     2,340,000  Schuler Homes, Inc. company guaranty
                10 1/2s, 2011                                         2,691,000
     8,475,000  Sealy Mattress Co. sr. sub. notes
                8 1/4s, 2014                                          8,538,563
     3,035,000  Standard Pacific Corp. sr. notes
                7 3/4s, 2013                                          3,300,563
       640,000  Starwood Hotels & Resorts Worldwide,
                Inc. company guaranty  7 7/8s, 2012                     724,000
     2,410,000  Starwood Hotels & Resorts Worldwide,
                Inc. company guaranty  7 3/8s, 2007                   2,596,775
     3,250,000  Station Casinos, Inc. sr. notes 6s,
                2012                                                  3,331,250
     3,910,000  Station Casinos, Inc. sr. sub. notes
                6 7/8s, 2016                                          4,017,525
GBP  1,400,000  TDL Infomedia Group, Ltd. 144A bonds
                12 1/8s, 2009  (United Kingdom)                       2,693,867
    $2,410,000  Technical Olympic USA, Inc. company
                guaranty 10 3/8s, 2012                                2,699,200
     1,510,000  Technical Olympic USA, Inc. company
                guaranty 9s, 2010                                     1,653,450
EUR    820,000  Teksid Aluminum 144A company
                guaranty 11 3/8s, 2011 (Luxembourg)                     883,354
    $9,990,000  Tenneco Automotive, Inc. sec. notes
                Ser. B, 10 1/4s, 2013                                11,388,600
     3,835,000  THL Buildco, Inc. (Nortek, Inc.)
                144A sr. sub. notes 8 1/2s, 2014                      4,017,163
     8,574,000  Trump Atlantic City Associates
                company guaranty 11 1/4s, 2006                        7,395,075
     4,100,000  United Auto Group, Inc. company
                guaranty 9 5/8s, 2012                                 4,520,250
     7,165,000  Vertis, Inc. company guaranty
                Ser. B, 10 7/8s, 2009                                 7,693,419
     5,055,000  Vertis, Inc. 144A sub. notes
                13 1/2s, 2009                                         5,055,000
     1,850,000  Von Hoffman Press, Inc. company
                guaranty 10 3/8s, 2007                                1,884,688
     5,630,000  Von Hoffman Press, Inc. company
                guaranty 10 1/4s, 2009                                6,242,263
     2,065,613  Von Hoffman Press, Inc. debs. 13s,
                2009 (PIK)                                            2,153,402
     1,490,000  WCI Communities, Inc. company
                guaranty 10 5/8s, 2011                                1,687,425
     4,965,000  WCI Communities, Inc. company
                guaranty 9 1/8s, 2012                                 5,523,563
     3,023,000  William Carter Holdings Co. (The)
                company guaranty Ser. B,  10 7/8s,
                2011                                                  3,423,548
     4,185,000  WRC Media Corp. sr. sub. notes
                12 3/4s, 2009                                         3,808,350
     1,313,000  Yell Finance BV sr. disc. notes
                stepped-coupon zero %  (13 1/2s,
                8/1/06), 2011 (Netherlands) (STP)                     1,286,740
       402,000  Yell Finance BV sr. notes 10 3/4s,
                2011 (Netherlands)                                      460,089
                                                                 --------------
                                                                    477,850,115

Consumer Staples (5.3%)
-------------------------------------------------------------------------------
       680,000  Adelphia Communications Corp. notes
                Ser. B, 9 7/8s, 2005 (In default)
                (NON)                                                   608,600
     3,398,000  Adelphia Communications Corp. sr.
                notes 10 7/8s, 2010 (In default)
                (NON)                                                 3,126,160
     2,398,000  Adelphia Communications Corp. sr.
                notes 10 1/4s, 2011 (In default)
                (NON)                                                 2,254,120
        30,000  Adelphia Communications Corp. sr.
                notes 10 1/4s, 2006 (In default)
                (NON)                                                    27,000
     1,585,000  Adelphia Communications Corp. sr.
                notes 9 3/8s, 2009 (In default)
                (NON)                                                 1,458,200
     1,290,000  Adelphia Communications Corp. sr.
                notes Ser. B, 9 7/8s, 2007 (In
                default) (NON)                                        1,161,000
       305,000  Adelphia Communications Corp. sr.
                notes Ser. B, 7 3/4s, 2009 (In
                default) (NON)                                          268,400
     4,155,000  Affinity Group, Inc. sr. sub. notes
                9s, 2012                                              4,445,850
     5,340,000  AMC Entertainment, Inc. sr. sub.
                notes 9 7/8s, 2012                                    5,526,900
     5,293,000  AMC Entertainment, Inc. sr. sub.
                notes 9 1/2s, 2011                                    5,438,558
     4,175,000  AMC Entertainment, Inc. 144A sr.
                sub. notes 8s, 2014                                   3,924,500
     1,224,995  Archibald Candy Corp. company
                guaranty 10s, 2007 (In default)
                (NON) (PIK)                                             489,998
     4,750,000  Armkel, LLC/Armkel Finance sr. sub.
                notes 9 1/2s, 2009                                    5,177,500
     4,700,000  Brand Services, Inc. company
                guaranty 12s, 2012                                    5,334,500
     5,680,000  Cablevision Systems Corp. 144A sr.
                notes 8s, 2012                                        5,935,600
     3,625,000  Capital Records, Inc. 144A company
                guaranty 8 3/8s, 2009                                 4,041,875
     3,070,000  Charter Communications Holdings,
                LLC/Capital Corp. sr. disc. notes
                stepped-coupon zero % (12 1/8s,
                1/15/07), 2012 (STP)                                  1,719,200
     3,435,000  Charter Communications Holdings,
                LLC/Capital Corp. sr. disc. notes
                stepped-coupon zero % (11 3/4s,
                5/15/06), 2011 (STP)                                  2,129,700
     8,675,000  Charter Communications Holdings,
                LLC/Capital Corp. sr. notes
                11 1/8s, 2011                                         7,026,750
     6,603,000  Charter Communications Holdings,
                LLC/Capital Corp. sr. notes
                10 3/4s, 2009                                         5,414,460
     2,720,000  Charter Communications Holdings,
                LLC/Capital Corp. sr. notes
                10 1/4s, 2010                                         2,182,800
    11,980,000  Charter Communications Holdings,
                LLC/Capital Corp. sr. notes  10s,
                2011                                                  9,224,600
     1,680,000  Charter Communications Holdings,
                LLC/Capital Corp. sr. notes  8 5/8s,
                2009                                                  1,306,200
     6,590,000  Cinemark USA, Inc. sr. sub. notes
                9s, 2013                                              7,364,325
     7,620,000  Cinemark, Inc. sr. disc. notes
                stepped-coupon zero %  (9 3/4s,
                3/15/07), 2014 (STP)                                  5,238,750
     1,675,000  Constellation Brands, Inc. company
                guaranty Ser. B, 8s, 2008                             1,848,781
     2,520,000  Constellation Brands, Inc. sr. sub.
                notes Ser. B, 8 1/8s, 2012                            2,778,300
     5,994,000  CSC Holdings, Inc. debs. 7 5/8s,
                2018                                                  6,113,880
     2,695,000  CSC Holdings, Inc. sr. notes Ser. B,
                7 5/8s, 2011                                          2,839,856
     1,109,000  CSC Holdings, Inc. sr. sub. debs.
                10 1/2s, 2016                                         1,258,715
     2,675,000  CSC Holdings, Inc. 144A sr. notes
                6 3/4s, 2012                                          2,681,688
     1,105,000  Dean Foods Co. sr. notes 6 5/8s,
                2009                                                  1,174,063
     1,250,000  Del Monte Corp. company guaranty
                Ser. B, 9 1/4s, 2011                                  1,378,125
     3,605,000  Del Monte Corp. sr. sub. notes
                8 5/8s, 2012                                          4,010,563
     8,145,000  DirecTV Holdings, LLC sr. notes
                8 3/8s, 2013                                          9,264,938
    11,641,000  Diva Systems Corp. sr. disc. notes
                Ser. B, 12 5/8s, 2008 (In default)
                (NON)                                                    14,551
     5,730,000  Doane Pet Care Co. sr. sub. debs.
                9 3/4s, 2007                                          5,486,475
     1,625,000  Dole Food Co. sr. notes 8 7/8s, 2011                  1,767,188
     1,275,000  Dole Food Co. sr. notes 8 5/8s, 2009                  1,389,750
     1,757,000  Domino's, Inc. sr. sub. notes
                8 1/4s, 2011                                          1,901,953
     1,000,000  Echostar DBS Corp. FRN 5.256s, 2008                   1,037,500
     6,810,000  Echostar DBS Corp. sr. notes 6 3/8s,
                2011                                                  6,895,125
     4,035,000  Echostar DBS Corp. 144A company
                guaranty 6 5/8s, 2014                                 4,004,738
     1,900,000  Elizabeth Arden, Inc. company
                guaranty 7 3/4s, 2014                                 1,995,000
     8,725,000  Granite Broadcasting Corp. sec.
                notes 9 3/4s, 2010                                    8,070,625
     2,355,000  Gray Television, Inc. company
                guaranty 9 1/4s, 2011                                 2,649,375
     2,620,000  Jean Coutu Group, Inc. 144A sr.
                notes 7 5/8s, 2012 (Canada)                           2,665,850
     5,245,000  Jean Coutu Group, Inc. 144A sr. sub.
                notes 8 1/2s, 2014 (Canada)                           5,205,663
     7,890,000  Kabel Deutsheland GmbH 144A sr.
                notes 10 5/8s, 2014 (Germany)                         8,600,100
     3,618,000  Land O'Lakes, Inc. sr. notes 8 3/4s,
                2011                                                  3,364,740
     2,795,000  North Atlantic Trading Co. sr. notes
                9 1/4s, 2012                                          2,683,200
     2,500,000  Paxson Communications Corp. company
                guaranty 10 3/4s, 2008                                2,506,250
     4,995,000  Pinnacle Foods Holding Corp. 144A
                sr. sub. notes 8 1/4s, 2013                           4,707,788
     5,970,000  Playtex Products, Inc. company
                guaranty 9 3/8s, 2011                                 6,119,250
     5,850,000  Playtex Products, Inc. secd. notes
                8s, 2011                                              6,201,000
     5,775,000  Prestige Brands, Inc. 144A sr. sub.
                notes 9 1/4s, 2012                                    5,659,500
     1,085,000  Quebecor Media, Inc. sr. disc. notes
                stepped-coupon zero %  (13 3/4s,
                7/15/06), 2011 (Canada) (STP)                         1,047,025
     4,185,000  Quebecor Media, Inc. sr. notes
                11 1/8s, 2011 (Canada)                                4,833,675
     5,300,000  Rainbow National Services, LLC 144A
                sr. notes 8 3/4s, 2012                                5,498,750
     5,810,000  Remington Arms Co., Inc. company
                guaranty 10 1/2s, 2011                                5,519,500
     3,685,000  Rite Aid Corp. company guaranty
                9 1/2s, 2011                                          4,053,500
       255,000  Rite Aid Corp. debs. 6 7/8s, 2013                       223,125
     2,120,000  Rite Aid Corp. notes 7 1/8s, 2007                     2,135,900
       435,000  Rite Aid Corp. sec. notes 8 1/8s,
                2010                                                    456,750
     3,510,000  Rite Aid Corp. sr. notes 9 1/4s,
                2013                                                  3,597,750
       230,000  Rite Aid Corp. 144A notes 6s, 2005                      231,725
     6,225,000  Sbarro, Inc. company guaranty 11s,
                2009                                                  5,820,375
     1,760,000  Scotts Co. (The) sr. sub. notes
                6 5/8s, 2013                                          1,850,200
     7,260,000  Six Flags, Inc. sr. notes 9 5/8s,
                2014                                                  6,788,100
     6,230,000  Six Flags, Inc. sr. notes 8 7/8s,
                2010                                                  5,856,200
     2,010,000  Videotron Ltee company guaranty
                6 7/8s, 2014 (Canada)                                 2,060,250
     4,130,000  Vivendi Universal SA sr. notes
                9 1/4s, 2010 (France)                                 4,873,400
     4,930,000  Vivendi Universal SA sr. notes
                6 1/4s, 2008 (France)                                 5,225,800
     6,690,000  Williams Scotsman, Inc. company
                guaranty 9 7/8s, 2007                                 6,405,675
     6,306,000  Young Broadcasting, Inc. company
                guaranty 10s, 2011                                    6,495,180
     2,745,000  Young Broadcasting, Inc. sr. sub.
                notes 8 3/4s, 2014                                    2,635,200
                                                                 --------------
                                                                    282,708,156

Energy (3.7%)
-------------------------------------------------------------------------------
     6,805,000  Arch Western Finance, LLC 144A sr.
                notes 7 1/2s, 2013                                    7,315,375
     1,580,000  Belden & Blake Corp. 144A sec. notes
                8 3/4s, 2012                                          1,682,700
     3,680,000  BRL Universal Equipment sec. notes
                8 7/8s, 2008                                          3,919,200
     4,045,000  CHC Helicopter Corp. sr. sub. notes
                7 3/8s, 2014 (Canada)                                 4,216,913
     2,160,000  Chesapeake Energy Corp. company
                guaranty 9s, 2012                                     2,467,800
     1,852,000  Chesapeake Energy Corp. company
                guaranty 7 3/4s, 2015                                 2,018,680
     5,575,000  Chesapeake Energy Corp. sr. notes
                7 1/2s, 2013                                          6,104,625
     2,100,000  Chesapeake Energy Corp. sr. notes
                7s, 2014                                              2,220,750
     3,895,000  Comstock Resources, Inc. sr. notes
                6 7/8s, 2012                                          3,992,375
     5,405,000  Dresser, Inc. company guaranty
                9 3/8s, 2011                                          5,931,988
     1,625,000  El Paso Energy Partners LP company
                guaranty Ser. B, 8 1/2s, 2011                         1,828,125
     3,455,000  Encore Acquisition Co. company
                guaranty 8 3/8s, 2012                                 3,852,325
     1,975,000  Encore Acquisition Co. sr. sub.
                notes 6 1/4s, 2014                                    1,975,000
     5,425,000  Exco Resources, Inc. company
                guaranty 7 1/4s, 2011                                 5,750,500
     2,740,000  Forest Oil Corp. company guaranty
                7 3/4s, 2014                                          2,959,200
     1,370,000  Forest Oil Corp. sr. notes 8s, 2011                   1,537,825
     1,065,000  Forest Oil Corp. sr. notes 8s, 2008                   1,174,163
     2,360,000  Forest Oil Corp. 144A sr. notes 8s,
                2011                                                  2,649,100
     2,865,000  Hanover Compressor Co. sr. notes 9s,
                2014                                                  3,144,338
     2,680,000  Hanover Compressor Co. sr. notes
                8 5/8s, 2010                                          2,907,800
     4,005,000  Hanover Compressor Co. sub. notes
                zero %, 2007                                          3,384,225
     2,665,000  Hanover Equipment Trust sec. notes
                Ser. A, 8 1/2s, 2008                                  2,864,875
     4,535,000  Hornbeck Offshore Services, Inc. sr.
                notes 10 5/8s, 2008                                   4,999,838
     2,830,000  KCS Energy, Inc. sr. notes 7 1/8s,
                2012                                                  2,957,350
     2,660,000  Key Energy Services, Inc. sr. notes
                6 3/8s, 2013                                          2,660,000
     3,810,000  Massey Energy Co. sr. notes 6 5/8s,
                2010                                                  3,971,925
     3,940,000  Newfield Exploration Co. sr. notes
                7 5/8s, 2011                                          4,432,500
     2,650,000  Newfield Exploration Co. 144A sr.
                sub. notes 6 5/8s, 2014                               2,762,625
     5,040,000  Offshore Logistics, Inc. company
                guaranty 6 1/8s, 2013                                 5,115,600
     4,026,607  Oslo Seismic Services, Inc. 1st
                mtge. 8.28s, 2011                                     4,330,512
     2,625,000  Pacific Energy Partners/Pacific
                Energy Finance Corp. 144A sr. notes
                7 1/8s, 2014                                          2,841,563
     1,938,000  Parker Drilling Co. company guaranty
                Ser. B, 10 1/8s, 2009                                 2,063,970
     5,820,000  Peabody Energy Corp. sr. notes
                5 7/8s, 2016                                          5,725,425
     4,295,000  Pemex Project Funding Master Trust
                company guaranty 8 5/8s, 2022                         4,885,563
     4,290,000  Petro Geo-Services notes 10s, 2010
                (Norway)                                              4,858,425
     9,260,000  Petroleos Mexicanos company guaranty
                9 1/2s, 2027 (Mexico)                                11,389,800
     7,030,000  Petronas Capital, Ltd. company
                guaranty 7 7/8s, 2022 (Malaysia)                      8,357,264
     4,270,000  Petronas Capital, Ltd. company
                guaranty 7s, 2012 (Malaysia)                          4,841,326
     2,115,000  Petronas Capital, Ltd. 144A company
                guaranty 7 7/8s, 2022 (Malaysia)                      2,514,312
     2,415,000  Plains All American Pipeline
                LP/Plains All American Finance
                Corp. company guaranty 7 3/4s, 2012                   2,839,192
     3,560,000  Plains Exploration & Production Co.
                company guaranty Ser. B,  8 3/4s,
                2012                                                  3,996,100
     2,360,000  Plains Exploration & Production Co.
                sr. sub. notes 8 3/4s, 2012                           2,649,100
     3,110,000  Plains Exploration & Production Co.
                144A sr. notes 7 1/8s, 2014                           3,335,475
     4,365,000  Pogo Producing Co. sr. sub. notes
                Ser. B, 8 1/4s, 2011                                  4,801,500
     6,145,000  Pride International, Inc. 144A sr.
                notes 7 3/8s, 2014                                    6,820,950
     4,065,000  Seabulk International, Inc. company
                guaranty 9 1/2s, 2013                                 4,237,763
     1,645,000  Seven Seas Petroleum, Inc. sr. notes
                Ser. B, 12 1/2s, 2005 (In default)
                (NON)                                                        16
     6,285,000  Star Gas Partners LP/Star Gas
                Finance Co. sr. notes 10 1/4s, 2013                   6,882,075
     2,284,615  Star Gas Propane 1st Mtge. 8.04s,
                2009                                                  2,467,385
       955,000  Universal Compression, Inc. sr.
                notes 7 1/4s, 2010                                    1,012,300
     1,240,000  Vintage Petroleum, Inc. sr. notes
                8 1/4s, 2012                                          1,376,400
       935,000  Vintage Petroleum, Inc. sr. sub.
                notes 7 7/8s, 2011                                    1,000,450
                                                                 --------------
                                                                    194,024,586

Financial (0.8%)
-------------------------------------------------------------------------------
     2,440,000  Crescent Real Estate Equities LP
                notes 7 1/2s, 2007 (R)                                2,494,900
     4,600,000  Crescent Real Estate Equities LP sr.
                notes 9 1/4s, 2009 (R)                                4,968,000
     7,210,000  E*Trade Finance Corp. 144A sr.
                notes 8s, 2011                                        7,498,400
    10,458,720  Finova Group, Inc. notes 7 1/2s,
                2009                                                  5,216,287
     4,102,000  iStar Financial, Inc. sr. notes
                8 3/4s, 2008 (R)                                      4,673,370
     1,370,000  iStar Financial, Inc. sr. notes 7s,
                2008 (R)                                              1,461,033
     3,210,000  iStar Financial, Inc. sr. notes 6s,
                2010 (R)                                              3,315,854
    10,000,000  Liberty Mutual Insurance 144A notes
                7.697s, 2097                                         10,428,660
     3,360,000  Western Financial Bank sub. debs.
                9 5/8s, 2012                                          3,796,800
                                                                 --------------
                                                                     43,853,304

Health Care (2.8%)
-------------------------------------------------------------------------------
     2,645,000  Alderwoods Group, Inc. 144A sr.
                notes 7 3/4s, 2012                                    2,797,088
     3,785,000  AmerisourceBergen Corp. company
                guaranty 7 1/4s, 2012                                 4,106,725
     3,190,000  AmerisourceBergen Corp. sr. notes
                8 1/8s, 2008                                          3,524,950
     6,750,000  Ardent Health Services, Inc. sr.
                sub. notes 10s, 2013                                  6,918,750
     1,355,000  Encore Medical Corp. 144A sr. sub.
                notes 9 3/4s, 2012                                    1,338,063
     1,905,000  Extendicare Health Services, Inc.
                company guaranty 9 1/2s, 2010                         2,138,363
     3,820,000  Extendicare Health Services, Inc.
                sr. sub. notes 6 7/8s, 2014                           3,896,400
       725,000  Hanger Orthopedic Group, Inc.
                company guaranty 10 3/8s, 2009                          667,000
     1,135,000  HCA, Inc. debs. 7.19s, 2015                           1,228,911
     5,400,000  HCA, Inc. med. term notes 8.85s,
                2007                                                  5,924,065
     1,930,000  HCA, Inc. notes 8.36s, 2024                           2,151,867
     2,030,000  HCA, Inc. notes 7.69s, 2025                           2,151,707
     4,458,000  HCA, Inc. notes 7s, 2007 (S)                          4,763,114
     1,470,000  HCA, Inc. notes 5 3/4s, 2014                          1,457,289
     7,090,000  Healthsouth Corp. notes 7 5/8s, 2012                  6,859,575
     3,090,000  Healthsouth Corp. sr. notes 8 1/2s,
                2008                                                  3,136,350
     1,570,000  Healthsouth Corp. sr. notes 8 3/8s,
                2011                                                  1,562,150
     1,315,000  Healthsouth Corp. sr. notes 7s, 2008                  1,306,781
     2,810,000  Insight Health Services Corp. 144A
                company guaranty 9 7/8s, 2011                         2,810,000
     1,559,482  Magellan Health Services, Inc. sr.
                notes Ser. A, 9 3/8s, 2008                            1,688,139
     3,295,000  MedQuest, Inc. company guaranty
                Ser. B, 11 7/8s, 2012                                 3,756,300
     6,150,000  MQ Associates, Inc. 144A sr. disc.
                notes zero %, 2012                                    3,797,625
     4,560,000  Omnicare, Inc. sr. sub. notes
                6 1/8s, 2013                                          4,582,800
     5,183,000  PacifiCare Health Systems, Inc.
                company guaranty 10 3/4s, 2009                        5,934,535
     6,105,000  Province Healthcare Co. sr. sub.
                notes 7 1/2s, 2013                                    6,883,388
     1,920,000  Service Corp. International debs.
                7 7/8s, 2013                                          2,044,800
       485,000  Service Corp. International notes
                7.2s, 2006                                              506,825
     2,155,000  Service Corp. International notes
                6 7/8s, 2007                                          2,257,363
       725,000  Service Corp. International notes
                6 1/2s, 2008                                            754,906
     1,725,000  Service Corp. International notes
                Ser. (a), 7.7s, 2009                                  1,858,688
     5,950,000  Service Corp. International 144A sr.
                notes 7s, 2016                                        5,950,000
     3,910,000  Stewart Enterprises, Inc. notes
                10 3/4s, 2008                                         4,310,775
     2,680,000  Tenet Healthcare Corp. notes 7 3/8s,
                2013                                                  2,519,200
        95,000  Tenet Healthcare Corp. sr. notes
                6 1/2s, 2012                                             85,025
     4,290,000  Tenet Healthcare Corp. sr. notes
                6 3/8s, 2011                                          3,850,275
     6,465,000  Tenet Healthcare Corp. 144A sr.
                notes 9 7/8s, 2014                                    6,755,925
     5,810,000  Triad Hospitals, Inc. sr. notes 7s,
                2012                                                  6,071,450
    11,540,000  Triad Hospitals, Inc. sr. sub. notes
                7s, 2013                                             11,741,950
     3,685,000  Universal Hospital Services, Inc.
                sr. notes 10 1/8s, 2011                               3,740,275
     1,850,000  US Oncology, Inc. 144A sr. notes 9s,
                2012                                                  1,914,750
     1,320,000  US Oncology, Inc. 144A sr. sub.
                notes 10 3/4s, 2014                                   1,356,300
     3,315,000  Vanguard Health Holding Co. II, LLC
                144A sr. sub. notes 9s, 2014                          3,377,156
     2,840,000  Ventas Realty LP/Capital Corp.
                company guaranty 9s, 2012                             3,237,600
     2,465,000  VWR International, Inc. 144A sr.
                notes 6 7/8s, 2012                                    2,575,925
                                                                 --------------
                                                                    150,291,123

Technology (1.5%)
-------------------------------------------------------------------------------
     3,620,000  AMI Semiconductor, Inc. company
                guaranty 10 3/4s, 2013                                4,217,300
     5,385,000  Celestica, Inc. sr.sub. notes
                7 7/8s, 2011 (Canada)                                 5,586,938
     3,700,000  DigitalNet Holdings, Inc. sr. notes
                9s, 2010                                              4,292,000
     5,230,000  Freescale Semiconductor, Inc. 144A
                sr. notes 7 1/8s, 2014                                5,439,200
     6,480,000  Iron Mountain, Inc. company guaranty
                8 5/8s, 2013                                          7,047,000
     2,000,000  Iron Mountain, Inc. company guaranty
                6 5/8s, 2016                                          1,950,000
     4,960,000  Iron Mountain, Inc. sr. sub. notes
                8 1/4s, 2011                                          5,177,000
       400,000  Lucent Technologies, Inc. debs.
                6 1/2s, 2028                                            324,000
     7,080,000  Lucent Technologies, Inc. debs.
                6.45s, 2029                                           5,734,800
       320,000  Lucent Technologies, Inc. notes
                5 1/2s, 2008                                            320,000
     6,715,000  Nortel Networks Corp. notes 6 1/8s,
                2006 (Canada)                                         6,849,300
     3,434,000  ON Semiconductor Corp. company
                guaranty 13s, 2008                                    3,846,080
     2,505,000  SCG Holding Corp. 144A notes zero %,
                2011                                                  3,431,850
     5,810,000  Seagate Technology Hdd Holdings
                company guaranty 8s, 2009 (Cayman
                Islands)                                              6,158,600
     4,345,000  UGS Corp. 144A sr. sub. notes 10s,
                2012                                                  4,736,050
     2,620,000  Xerox Corp. notes Ser. MTN, 7.2s,
                2016                                                  2,678,950
EUR  1,230,000  Xerox Corp. sr. notes 9 3/4s, 2009                    1,803,112
    $8,640,000  Xerox Corp. sr. notes 7 5/8s, 2013                    9,331,200
     2,250,000  Xerox Corp. sr. notes 6 7/8s, 2011                    2,351,250
                                                                 --------------
                                                                     81,274,630

Transportation (0.4%)
-------------------------------------------------------------------------------
     3,485,000  American Airlines, Inc. pass-through
                certificates Ser. 01-1,  6.817s,
                2011                                                  3,092,938
     5,235,000  Calair, LLC/Calair Capital Corp.
                company guaranty 8 1/8s, 2008                         4,240,350
     5,870,000  Kansas City Southern Railway Co.
                company guaranty 9 1/2s, 2008                         6,398,300
     1,190,000  Kansas City Southern Railway Co.
                company guaranty 7 1/2s, 2009                         1,216,775
     2,875,000  Northwest Airlines, Inc. company
                guaranty 7 5/8s, 2005                                 2,831,875
     1,698,462  NWA Trust sr. notes Ser. A, 9 1/4s,
                2012                                                  1,715,446
       930,000  Travel Centers of America, Inc.
                company guaranty 12 3/4s, 2009                        1,064,850
                                                                 --------------
                                                                     20,560,534

Utilities & Power (4.1%)
-------------------------------------------------------------------------------
       361,000  AES Corp. (The) sr. notes 8 7/8s,
                2011                                                    403,418
       196,000  AES Corp. (The) sr. notes 8 3/4s,
                2008                                                    212,660
     6,015,000  AES Corp. (The) 144A sec. notes 9s,
                2015                                                  6,827,025
     7,160,000  AES Corp. (The) 144A sec. notes
                8 3/4s, 2013                                          8,072,900
     3,225,000  Allegheny Energy Supply 144A bonds
                8 1/4s, 2012                                          3,563,625
     2,195,000  Allegheny Energy Supply 144A sec.
                notes 10 1/4s, 2007                                   2,513,275
     6,415,000  Calpine Corp. 144A sec. notes
                8 1/2s, 2010                                          4,907,475
     1,790,000  CenterPoint Energy Resources Corp.
                debs. 6 1/2s, 2008 (S)                                1,925,431
     1,590,000  CenterPoint Energy Resources Corp.
                sr. notes Ser. B, 7 7/8s, 2013                        1,874,244
       615,000  CMS Energy Corp. pass-through
                certificates 7s, 2005                                   618,416
     3,580,000  CMS Energy Corp. sr. notes 8.9s,
                2008                                                  3,902,200
     1,450,000  CMS Energy Corp. sr. notes 8 1/2s,
                2011                                                  1,580,500
     1,225,000  CMS Energy Corp. 144A sr. notes
                7 3/4s, 2010                                          1,292,375
     4,275,000  DPL, Inc. sr. notes 6 7/8s, 2011                      4,531,500
     2,005,000  Dynegy Holdings, Inc. sr. notes
                6 7/8s, 2011                                          1,909,763
    12,305,000  Dynegy Holdings, Inc. 144A sec.
                notes 10 1/8s, 2013                                  14,150,750
     2,720,000  Dynegy-Roseton Danskamme company
                guaranty Ser. A, 7.27s, 2010                          2,747,200
     4,185,000  Dynegy-Roseton Danskamme company
                guaranty Ser. B, 7.67s, 2016                          3,986,213
     1,605,000  Edison Mission Energy sr. notes 10s,
                2008                                                  1,877,850
       100,000  Edison Mission Energy sr. notes
                9 7/8s, 2011                                            116,500
     2,680,000  El Paso Corp. sr. notes 7 3/8s, 2012                  2,586,200
     7,305,000  El Paso Corp. sr. notes Ser. MTN,
                7 3/4s, 2032                                          6,373,613
     1,315,000  El Paso Natural Gas Co. debs.
                8 5/8s, 2022                                          1,446,500
     1,120,000  El Paso Natural Gas Co. sr. notes
                Ser. A, 7 5/8s, 2010                                  1,206,800
     9,075,000  El Paso Production Holding Co.
                company guaranty 7 3/4s, 2013                         9,097,688
     4,660,000  Ferrellgas Partners LP/Ferrellgas
                Partners Finance sr. notes 6 3/4s,
                2014                                                  4,753,200
     1,470,000  Kansas Gas & Electric debs. 8.29s,
                2016                                                  1,517,775
    10,475,000  Midwest Generation, LLC sec. sr.
                notes 8 3/4s, 2034                                   11,417,750
     5,830,000  Mission Energy Holding Co. sec.
                notes 13 1/2s, 2008                                   7,374,950
     2,885,000  Monongahela Power Co. 144A 1st.
                mtge. 6.7s, 2014                                      3,016,073
     5,585,000  Nevada Power Co. 2nd mtge. 9s, 2013                   6,422,750
     6,620,000  Northwest Pipeline Corp. company
                guaranty 8 1/8s, 2010                                 7,422,675
       465,000  Northwestern Corp. debs. 6.95s, 2028
                (In default) (NON)                                      405,713
       825,000  Northwestern Corp. notes 8 3/4s,
                2012 (In default) (NON)                                 728,063
     3,300,000  Northwestern Corp. notes 7 7/8s,
                2007 (In default) (NON)                               2,912,250
    15,985,000  NRG Energy, Inc. 144A sr. sec. notes
                8s, 2013                                             17,123,931
     5,195,000  Orion Power Holdings, Inc. sr. notes
                12s, 2010                                             6,493,750
     5,720,000  PG&E Corp. sec. notes 6 7/8s, 2008                    6,191,900
     1,000,000  PG&E Gas Transmission Northwest sr.
                notes 7.1s, 2005                                      1,037,500
     3,895,000  PSEG Energy Holdings, Inc. notes
                7 3/4s, 2007                                          4,157,913
     3,115,000  SEMCO Energy, Inc. sr. notes 7 3/4s,
                2013                                                  3,356,413
     1,075,000  Sierra Pacific Power Co. 144A
                general ref. mtge. 6 1/4s, 2012                       1,096,500
     7,010,000  Sierra Pacific Resources 144A sr.
                notes 8 5/8s, 2014                                    7,605,850
       490,000  Southern California Edison Co. notes
                6 3/8s, 2006                                            511,030
     2,000,000  Teco Energy, Inc. notes 10 1/2s,
                2007                                                  2,320,000
     1,165,000  Teco Energy, Inc. notes 7.2s, 2011                    1,240,725
     3,215,000  Teco Energy, Inc. notes 7s, 2012                      3,367,713
       520,000  Tennessee Gas Pipeline Co. debs. 7s,
                2028                                                    494,000
     1,560,000  Tennessee Gas Pipeline Co. unsecd.
                notes 7 1/2s, 2017                                    1,618,500
       745,000  Transcontinental Gas Pipeline Corp.
                debs. 7 1/4s, 2026                                      776,663
     8,695,000  Utilicorp Canada Finance Corp.
                company guaranty 7 3/4s,  2011
                (Canada)                                              8,868,900
     2,715,000  Utilicorp United, Inc. sr. notes
                9.95s, 2011                                           2,986,500
EUR  3,125,000  Veolia Environnement sr. unsub.
                Ser. EMTN, 5 3/8s, 2018 (France)                      4,039,630
    $2,778,000  Western Resources, Inc. sr. notes
                9 3/4s, 2007                                          3,164,471
     3,790,000  Williams Cos., Inc. (The) notes
                8 3/4s, 2032                                          4,235,325
     3,475,000  Williams Cos., Inc. (The) notes
                7 5/8s, 2019                                          3,805,125
     1,475,235  York Power Funding 144A notes 12s,
                2007 (Cayman Islands) (In default)
                (NON)                                                       148
                                                                 --------------
                                                                    218,187,807
                                                                 --------------
                Total Corporate bonds and notes
                (cost $1,929,078,187)                            $2,015,704,523

U.S. government agency mortgage obligations (17.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
                Federal National Mortgage
                Association Pass-Through
                Certificates
        $4,593  8s, April 1, 2027                                        $5,013
        95,901  7s, October 1, 2033                                     101,835
     2,300,000  7s, TBA, September 1, 2034                            2,442,313
    76,258,764  6 1/2s, with due dates from February
                1, 2024 to September 1, 2034                         80,117,052
        65,376  6 1/2s, November 1, 2017                                 68,877
   273,100,000  6 1/2s, TBA, November 1, 2034                       285,773,533
    36,500,000  6 1/2s, TBA, October 1, 2034                         38,279,375
     9,800,000  6s, TBA, November 1, 2034                            10,097,063
     9,800,000  6s, TBA, October 1, 2034                             10,133,813
   108,770,000  5 1/2s, TBA, October 1, 2034                        110,180,616
        96,024  5s, April 1, 2019                                        97,709
   376,900,000  5s, TBA, October 1, 2019                            382,789,063
    15,526,593  4 1/2s, with due dates from August
                1, 2033 to June 1, 2034                              14,967,996
       923,330  4s, May 1, 2019                                         900,860
                                                                 --------------
                Total U.S. government agency
                mortgage  obligations
                (cost $935,237,063)                                $935,955,118

U.S. government agency obligations (0.2%) (a) (cost $10,000,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $10,000,000  Fannie Mae Notes 1.8s, May 27, 2005                  $9,976,600

U.S. treasury obligations (13.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
                U.S. Treasury Bonds
   $37,950,000  7 1/2s, November 15, 2016                           $48,765,750
   225,772,000  6 1/4s, May 15, 2030                                267,998,408
    77,090,000  6 1/4s, August 15, 2023                              90,038,715
   104,905,000  4 1/4s, August 15, 2013                             106,494,961
                U.S. Treasury Notes
        49,000  4 3/8s, May 15, 2007                                     50,960
    22,000,000  3 5/8s, May 15, 2013                                 21,467,186
   100,342,000  3 1/4s, August 15, 2008                             100,843,710
    62,550,000  1 5/8s, March 31, 2005                               62,442,489
    98,235,000  U.S. Treasury Strip zero %, November
                15, 2024                                             34,832,500
                                                                 --------------
                Total U.S. treasury obligations
                (cost $714,617,813)                                $732,934,679

Foreign government bonds and notes (16.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
USD  5,150,000  Brazil (Federal Republic of) bonds
                10 1/2s, 2014                                        $5,737,100
USD 14,315,000  Brazil (Federal Republic of) bonds
                10 1/8s, 2027                                        15,173,900
USD  7,073,000  Bulgaria (Republic of) 144A bonds
                8 1/4s, 2015                                          8,735,155
CAD  9,650,000  Canada (Government of) bonds 5 1/2s,
                2010                                                  8,131,534
CAD  8,915,000  Canada (Government of) bonds
                Ser. WB60, 7 1/4s, 2007                               7,722,857
CAD  1,550,000  Canada (Government of) bonds
                Ser. WL43, 5 3/4s, 2029                               1,336,481
USD  2,650,000  Colombia (Republic of) bonds
                10 3/8s, 2033                                         2,875,250
USD  6,965,000  Colombia (Republic of) bonds
                Ser. NOV, 9 3/4s, 2009                                7,818,213
USD 16,195,000  Colombia (Republic of) notes
                10 3/4s, 2013                                        18,567,568
USD 14,460,000  Development Bank of China notes
                4 3/4s, 2014                                         14,055,120
USD  2,625,000  Dominican (Republic of) notes 9.04s,
                2013                                                  2,027,813
USD 11,225,000  Ecuador (Republic of) bonds
                stepped-coupon Ser. REGS, 8s, 2030                    9,148,375
USD  3,130,000  El Salvador (Republic of) bonds
                8 1/4s, 2032                                          3,134,695
USD  2,290,000  El Salvador (Republic of) 144A bonds
                8 1/4s, 2032                                          2,293,435
USD  2,165,000  El Salvador (Republic of) 144A bonds
                7 5/8s, 2034                                          2,224,538
EUR 17,480,000  France (Government of) bonds 5 3/4s,
                2032                                                 25,451,064
EUR 22,675,000  France (Government of) bonds 5 1/2s,
                2010                                                 31,156,622
EUR 47,000,000  France (Government of) bonds 4s,
                2013                                                 58,802,335
EUR  6,430,000  France (Government of) deb. 4s, 2009                  8,228,310
EUR 45,510,000  Germany (Federal Republic of) bonds
                Ser. 97, 6s, 2007                                    61,233,264
EUR 29,920,000  Germany (Federal Republic of) bonds
                Ser. 97, 6s, 2007                                    39,829,791
EUR  8,050,000  Hellenic Greece (Republic of) bonds
                3 1/2s, 2008                                         10,130,443
USD  1,300,000  Indonesia (Republic of) FRN 2.005s,
                2006                                                  1,254,500
USD  3,250,000  Indonesia (Republic of) FRN 2.005s,
                2005                                                  3,201,250
USD 13,425,000  Indonesia (Republic of) 144A sr.
                notes 6 3/4s, 2014                                   13,156,500
NZD 38,465,000  New Zealand (Government of) bonds
                Ser. 1106, 8s, 2006                                  26,857,517
NZD 37,873,000  New Zealand (Government of) bonds
                Ser. 709, 7s, 2009                                   26,444,163
USD  2,995,000  Peru (Republic of) bonds 8 3/4s,
                2033                                                  2,980,025
USD  6,265,000  Philippines (Republic of) notes
                10 5/8s, 2025                                         6,703,550
USD  7,565,000  Philippines (Republic of) sr. notes
                8 7/8s, 2015                                          7,489,350
EUR  9,780,000  Portugal (Republic of) treasury
                notes, Ser. JUN, 4 3/8s, 2014                        12,436,279
USD 25,845,000  Russia (Federation of) unsub.
                stepped-coupon 5s  (7 1/2s,
                3/31/07), 2030 (STP)                                 24,875,813
USD 21,131,875  Russia (Federation of) 144A unsub.
                stepped-coupon 5s  (7 1/2s,
                3/31/07), 2030 (STP) (S)                             20,339,430
USD  7,605,000  Russia (Ministry of Finance) deb.
                Ser. V, 3s, 2008                                      6,882,525
USD 13,400,000  South Africa (Republic of) notes
                7 3/8s, 2012                                         15,108,500
USD  6,785,000  South Africa (Republic of) notes
                6 1/2s, 2014                                          7,259,950
SEK 215,045,000 Sweden (Government of) debs. Ser.
                1041, 6 3/4s, 2014                                   35,103,116
SEK 226,060,000 Sweden (Government of) bonds Ser.
                3101, 4s, 2008                                       38,547,426
USD  3,825,000  Turkey (Republic of) notes 7 1/4s,
                2015                                                  3,786,750
USD  1,920,388  Ukraine (Government of) sr. notes
                Ser. REGS, 11s, 2007                                  2,093,223
USD  5,730,000  Ukraine (Government of) 144A bonds
                7.65s, 2013                                           5,730,000
USD  9,650,000  Ukraine (Government of) 144A unsub.
                notes 6 7/8s, 2011                                    9,481,125
GBP  4,530,000  United Kingdom treasury bonds
                8 3/4s, 2017                                         11,265,579
GBP 33,115,000  United Kingdom treasury bonds
                7 1/2s, 2006                                         63,390,038
GBP 17,000,000  United Kingdom treasury bonds
                7 1/4s, 2007                                         33,034,199
GBP 22,230,000  United Kingdom treasury bonds 5s,
                2012                                                 40,663,167
GBP 13,940,000  United Kingdom treasury bonds
                2 1/2s, 2009                                         60,922,876
USD 19,500,000  United Mexican States bonds
                Ser. MTN, 8.3s, 2031                                 22,230,000
USD  3,320,000  Venezuela (Republic of) bonds
                9 3/8s, 2034                                          3,280,160
USD  3,550,000  Venezuela (Republic of) notes
                10 3/4s, 2013                                         3,986,650
USD  2,635,000  Venezuela (Republic of) notes
                8 1/2s, 2014                                          2,575,713
USD  6,315,000  Venezuela (Republic of) unsub. bonds
                5 3/8s, 2010                                          5,692,973
                                                                 --------------
                Total Foreign government bonds and
                notes (cost $789,749,071)                          $860,586,210

Asset-backed securities (9.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $131,021  Aames Mortgage Trust 144A Ser.
                03-1N, Class A, 7 1/2s, 2033                           $130,893
     1,585,104  ABSC NIMS Trust 144A Ser. 03-HE5,
                Class A, 7s, 2033                                     1,593,029
                Aegis Asset Backed Securities Trust
                144A
       932,157  Ser. 04-1N, Class Note, 5s, 2034                        930,118
     2,309,327  Ser. 04-2N, Class N1, 4 1/2s, 2034                    2,296,337
     1,626,000  Ser. 04-4N, Class Note, 5s, 2034                      1,625,394
     1,118,000  Ameriquest Finance NIM Trust 144A
                Ser. 04-RN9, Class N2,  10s, 2034                     1,035,872
    19,158,654  Amortizing Residential Collateral
                Trust Ser. 02-BC1, Class A,
                Interest Only (IO), 6s, 2005                           462,801
                AQ Finance NIM Trust 144A
       140,399  Ser. 03-N2, Class Note, 9.3s, 2033                      140,904
       508,707  Ser. 03-N9A, Class Note, 7.385s,
                2033                                                    511,251
                Arcap REIT, Inc. 144A
     2,906,000  Ser. 03-1A, Class E, 7.11s, 2038                      3,111,690
     1,768,000  Ser. 04-1A, Class E, 6.42s, 2039                      1,804,189
                Argent NIM Trust 144A
     1,131,913  Ser. 03-N6, Class A, 6.4s, 2034
                (Cayman Islands)                                      1,134,743
       608,741  Ser. 04-WN2, Class A, 4.55s, 2034
                (Cayman Islands)                                        607,219
                Asset Backed Funding Corp. NIM Trust
                144A
       199,664  Ser. 03-WF1, Class N1, 8.35s, 2032                      199,664
     1,266,000  Ser. 04-0PT1, Class N2, 6.9s, 2033
                (Cayman Islands)                                      1,265,994
       814,717  Ser. 04-AHL1, Class Note, 5.6s, 2033                    814,687
     2,670,000  Ser. 04-FF1, Class N1, 5s, 2034
                (Cayman Islands)                                      2,661,218
       118,000  Ser. 04-FF1, Class N2, 5s, 2034
                (Cayman Islands)                                        117,612
     1,909,000  Ser. 04-HE1, Class N2, 8s, 2034
                (Cayman Islands)                                      1,854,811
     2,342,886  Aviation Capital Group Trust 144A
                FRB Ser. 03-2A,  Class G1, 2.511s,
                2033                                                  2,356,797
    33,510,763  Bank of America Alternative Loan
                Trust Ser. 03-11, Class 15,
                IO, 0.351s, 2019                                        502,661
     3,310,000  Bank One Issuance Trust FRB Ser.
                03-C4, Class C4, 2.90s, 2011                          3,372,968
                Bayview Financial Acquisition Trust
     3,274,951  Ser. 02-CA, Class A, IO, 0.78s, 2004                     12,485
     1,745,455  Ser. 03-F, Class A, IO, 4s, 2006                         75,545
   141,346,976  Ser. 03-X, Class A, IO, 0.89s, 2006                   2,260,986
    60,892,412  Bayview Financial Asset Trust 144A
                Ser. 03-Z,  Class AIO1, IO, 0.604s,
                2005                                                    194,254
                Bear Stearns Asset Backed Securities
                NIM Trust 144A
       150,444  Ser. 04-FR1, Class A1, 5s, 2034
                (Cayman Islands)                                        149,974
     2,190,473  Ser. 04-HE5N, Class A1, 5s, 2034
                (Cayman Islands)                                      2,183,286
       212,000  Ser. 04-HE5N, Class A2, 5s, 2034
                (Cayman Islands)                                        210,642
     1,243,712  Ser. 04-HE6, Class A1, 5 1/4s, 2034
                (Cayman Islands)                                      1,242,157
     2,557,227  Ser. 04-HE7N, Class A1, 5 1/4s, 2034
                (Cayman Islands)                                      2,554,031
     1,240,000  CARSS Finance Limited Partnership
                144A FRN Ser. 04-A,  Class B2,
                2.82s, 2011                                           1,244,340
                CARSSX Finance, Ltd. 144A
     1,080,000  FRB Ser. 04-AA, Class B3, 5.22s,
                2011 (Cayman Islands)                                 1,080,540
     1,270,000  FRB Ser. 04-AA, Class B4, 7.37s,
                2011 (Cayman Islands)                                 1,270,635
     3,730,000  Chase Credit Card Master Trust FRB
                Ser. 03-3, Class C, 2.95s, 2010                       3,802,292
                Chase Funding Net Interest Margin
                144A
     1,128,687  Ser. 03-4A, Class Note, 6 3/4s, 2036                  1,133,654
       904,949  Ser. 03-5A, Class Note, 5 3/4s, 2034                    908,026
       313,276  Ser. 03-6A, Class Note, 5s, 2035                        314,654
                Conseco Finance Securitizations Corp.
     2,574,728  Ser. 00-2, Class A4, 8.48s, 2030                      2,631,656
     4,621,015  Ser. 00-4, Class A4, 7.73s, 2031                      4,504,466
    23,151,000  Ser. 00-4, Class A6, 8.31s, 2032                     20,141,370
     5,526,578  Ser. 00-6, Class M2, 8.2s, 2032                         746,088
     2,000,000  Ser. 01-04, Class A4, 7.36s, 2033                     2,067,000
    15,259,000  Ser. 01-1, Class A5, 6.99s, 2032                     14,572,345
       104,000  Ser. 01-3, Class A3, 5.79s, 2033                        106,444
    14,706,000  Ser. 01-3, Class A4, 6.91s, 2033                     14,714,824
     1,900,000  Ser. 01-3, Class M2, 7.44s, 2033                        361,000
     5,889,672  Ser. 01-4, Class B1, 9.4s, 2033                         883,451
    14,209,556  Ser. 02-1, Class A, 6.681s, 2033                     14,773,616
     2,391,000  FRB Ser. 01-4, Class M1, 3.4s, 2033                     979,115
     4,668,000  Consumer Credit Reference IDX
                Securities FRB Ser. 02-1A, Class
                A, 3.919s, 2007                                       4,734,571
     2,170,000  Countrywide Asset Backed
                Certificates Ser. 03-SC1, Class A,
                IO, 4 3/4s, 2005                                         59,675
                Countrywide Asset Backed
                Certificates 144A
       794,391  Ser. 04-1NIM, Class Note, 6s, 2034                      796,377
    12,229,102  Ser. 04-6N, Class N1, 6 1/4s, 2035                   12,213,816
     2,206,727  Ser. 04-BC1N, Class Note, 5 1/2s,
                2035                                                  2,199,831
       143,645  Countrywide Home Loans, Inc. 144A
                Ser. 03-R4, Class 1A,  Principal
                Only (PO), zero %, 2034                                 109,911
     3,427,000  Crest, Ltd. 144A Ser. 03-2A, Class
                E2, 8s, 2038                                          3,281,564
     1,365,000  Dryden Leveraged Loan CDO 144A FRN
                Ser. 03-4A, Class D,  10.56s, 2015                    1,378,650
     1,545,997  First Franklin NIM Trust 144A Ser.
                03-FF3A, Class A, 6 3/4s, 2033                        1,539,995
     1,229,000  Fort Point CDO, Ltd. FRN Ser. 03-2A,
                Class A2, 2.365s, 2038                                1,235,882
                Fremont NIM Trust 144A
        45,194  Ser. 03-B, Class Note, 5.65s, 2033                       45,081
     3,310,758  Ser. 04-A, Class Note, 4 3/4s, 2034                   3,300,826
     1,471,000  G-Force CDO, Ltd. 144A Ser. 03-1A,
                Class E, 6.58s, 2038                                  1,485,480
       614,000  G-Star, Ltd. 144A FRN Ser. 02-2A,
                Class BFL, 3.84s, 2037                                  610,186
                Granite Mortgages PLC FRB
     3,300,000  Ser. 02-1, Class 1C, 2.93s, 2042
                (United Kingdom)                                      3,351,810
       370,000  Ser. 02-2, Class 1C, 2.88s, 2043
                (United Kingdom)                                        375,920
EUR 10,080,000  Ser. 03-2, Class 2C1, 5.20s, 2043
                (United Kingdom)                                     12,856,564
GBP  7,560,000  Ser. 03-2, Class 3C, 6.38s, 2043
                (United Kingdom)                                     14,028,473
                Green Tree Financial Corp.
    $2,790,257  Ser. 94-4, Class B2, 8.6s, 2019                       1,932,811
     6,599,774  Ser. 94-6, Class B2, 9s, 2020                         5,323,171
     2,796,090  Ser. 95-8, Class B1, 7.3s, 2026                       2,152,990
     1,807,505  Ser. 95-F, Class B2, 7.1s, 2021                       1,634,097
     2,864,000  Ser. 96-8, Class M1, 7.85s, 2027                      2,491,680
       826,979  Ser. 99-3, Class A5, 6.16s, 2031                        840,159
     9,206,000  Ser. 99-5, Class A5, 7.86s, 2030                      8,245,008
     1,330,726  Green Tree Home Improvement Loan
                Trust Ser. 95-D,  Class B2, 7.45s,
                2025                                                  1,330,362
                Greenpoint Manufactured Housing
    13,609,305  Ser. 00-3, Class IA, 8.45s, 2031                     13,542,620
       150,000  Ser. 99-5, Class A4, 7.59s, 2028                        160,440
     9,693,000  GS Auto Loan Trust 144A Ser. 04-1,
                Class D, 5s, 2011                                     9,567,168
                GSAMP Trust 144A
       845,536  Ser. 03-HE1N, Class Note, 7 1/4s,
                2033                                                    842,999
       770,574  Ser. 04-FM1N, Class Note, 5 1/4s,
                2033                                                    769,773
     1,627,010  Ser. 04-HE1N, Class N1, 5s, 2034                      1,624,082
    13,696,000  Ser. 04-NIM1, Class N1, 5 1/2s, 2034                 13,702,147
     3,884,000  Ser. 04-NIM1, Class N2, zero %, 2034                  2,873,500
       687,905  Ser. 04-RENM, Class Note, 5 1/2s,
                2032                                                    687,286
     2,303,410  Ser. 04-SE2N, Class Note, 5 1/2s,
                2034                                                  2,303,410
                Holmes Financing PLC FRB
     2,320,000  Ser. 4, Class 3C, 3.37s, 2040
                (United Kingdom)                                      2,349,696
     4,730,000  Ser. 5, Class 2C, 3.52s, 2040
                (United Kingdom)                                      4,743,244
     1,938,000  Ser. 8, Class 2C, 2.79s, 2040
                (United Kingdom)                                      1,942,845
                Home Equity Asset Trust 144A
     1,348,031  Ser. 02-5N, Class A, 8s, 2033                         1,354,772
        22,857  Ser. 03-3N, Class A, 8s, 2033                            23,029
       578,836  Ser. 03-4N, Class A, 8s, 2033                           583,177
     2,305,236  Ser. 03-7N, Class A, 5 1/4s, 2034                     2,305,235
                LNR CDO, Ltd. 144A FRB
     7,500,000  Ser. 02-1A, Class FFL, 4.59s, 2037
                (Cayman Islands)                                      7,311,000
    11,120,000  Ser. 03-1A, Class EFL, 4.833s, 2036
                (Cayman Islands)                                     11,716,032
                Long Beach Asset Holdings Corp. NIM
                Trust 144A
       624,391  Ser. 03-2, Class N1, 7.627s, 2033                       624,391
       482,327  Ser. 03-4, Class N1, 6.535s, 2033                       482,328
     1,947,672  Ser. 04-2, Class N1, 4.94s, 2034                      1,947,672
     2,546,781  Ser. 04-5, Class Note, 5s, 2034                       2,552,384
                Long Beach Mortgage Loan Trust
    22,070,000  Ser. 04-3, Class S1, IO, 4 1/2s,
                2006                                                  1,337,994
     9,871,000  Ser. 04-3, Class S2, IO, 4 1/2s,
                2006                                                    598,429
GBP  6,500,000  Lothian Mortgages PLC 144A Ser. 3A,
                Class D, 5.458s, 2039 (United
                Kingdom)                                             11,760,450
    $6,257,565  Madison Avenue Manufactured Housing
                Contract FRB Ser. 02-A,  Class B1,
                5.09s, 2032                                           3,441,661
     3,730,000  MBNA Credit Card Master Note Trust
                FRN Ser. 03-C5, Class C5,  3.05s,
                2010                                                  3,802,052
       837,792  Merrill Lynch Mortgage Investors,
                Inc. Ser. 03-WM3N, Class N1,  8s,
                2005                                                    844,494
                Merrill Lynch Mortgage Investors,
                Inc. 144A
     1,536,643  Ser. 04-FM1N, Class N1, 5s, 2035                      1,524,186
     1,208,495  Ser. 04-HE1N, Class N1, 5s, 2006                      1,203,661
       166,566  Ser. 04-WM2N, Class N1, 4 1/2s, 2005                    166,150
       251,619  Ser. 04-WM3N, Class N1, 4 1/2s, 2005                    250,361
     1,531,273  Mid-State Trust Ser. 11, Class B,
                8.221s, 2038                                          1,550,638
       666,012  Morgan Stanley ABS Capital I 144A
                Ser. 03-NC9N, Class Note,  7.6s,
                2033                                                    669,342
                Morgan Stanley Auto Loan Trust 144A
       154,000  Ser. 04-HB1, Class D, 5 1/2s, 2011                      153,615
     1,297,000  Ser. 04-HB2, Class E, 5s, 2012                        1,249,984
                Morgan Stanley Dean Witter Capital I
     4,410,000  FRN Ser. 01-NC3, Class B1, 4.29s,
                2031                                                  4,377,496
       286,000  FRN Ser. 01-NC4, Class B1, 4.34s,
                2032                                                    282,381
     2,000,000  N-Star Real Estate CDO, Ltd. 144A
                FRB Ser. 1X, Class C1A,  4.781s,
                2038 (Cayman Islands)                                 1,985,313
                Neon Capital, Ltd. 144A limited
                recourse secd. notes
     4,330,907  Ser. 94, 1.686s, 2013 (Cayman
                Islands) (f)                                          3,986,020
     2,028,770  Ser. 95, 2.319s, 2013 (Cayman
                Islands) (f)                                          3,556,631
    20,169,472  Ser. 96, 1.458s, 2013 (Cayman
                Islands) (f) (g)                                     18,741,957
     2,649,208  Ser. 97, 1.105s, 2013 (Cayman
                Islands) (f)                                          2,339,518
       837,213  New Century Mortgage Corp. NIM Trust
                144A Ser. 03-B,  Class Note, 6 1/2s,
                2033                                                    840,221
                Novastar NIM Trust 144A
     1,398,680  Ser. 04-N1, Class Note, 4.458s, 2034                  1,398,680
       218,835  Ser. 04-N2, Class Note, 4.458s, 2034                    218,835
                Oakwood Mortgage Investors, Inc.
     1,035,685  Ser. 01-C, Class A1, 5.16s, 2012                        641,192
    11,558,990  Ser. 01-C, Class A2, 5.92s, 2017                      7,640,493
     5,207,022  Ser. 01-C, Class A4, 7.405s, 2030                     3,745,932
       200,000  Ser. 01-D, Class A4, 6.93s, 2031                        150,600
     9,453,836  Ser. 01-E, Class A2, 5.05s, 2019                      7,749,196
    17,196,167  Ser. 02-C, Class A1, 5.41s, 2032                     15,461,073
     6,299,492  Ser. 99-B, Class A4, 6.99s, 2026                      5,716,789
     3,643,000  Ocean Star PLC 144A FRB Ser. 04-A,
                Class E,  8.606s, 2018 (Ireland)                      3,643,000
     1,245,000  Octagon Investment Parties VI, Ltd.
                FRN Ser. 03-6A,  Class B2L, 9.46s,
                2016                                                  1,288,575
                Option One Mortgage Securities Corp.
                NIM Trust 144A
       175,291  Ser. 03-2B, Class N1, 7.63s, 2033
                (Cayman Islands)                                        175,291
       304,570  Ser. 03-5, Class Note, 6.9s, 2033                       306,093
       542,000  Park Place Securities NIM Trust 144A
                Ser. 04-WCW2,  Class D, 7.387s, 2034                    542,000
     2,187,837  Pass-Through Amortizing Credit Card
                Trust Ser. 02-1A,  Class A4FL,
                7.288s, 2012                                          2,193,201
       774,000  People's Choice Net Interest Margin
                Note 144A Ser. 04-2,  Class B, 5s,
                2034                                                    701,244
                Permanent Financing PLC FRB
     2,390,000  Ser. 1, Class 3C, 3.063s, 2042
                (United Kingdom)                                      2,412,944
     3,300,000  Ser. 3, Class 3C, 3.013s, 2042
                (United Kingdom)                                      3,344,880
    10,606,000  Providian Gateway Master Trust Ser.
                02, Class B, zero %, 2006                             9,418,065
       220,000  Providian Gateway Master Trust 144A
                FRN Ser. 04-BA,  Class D, 3.27s,
                2010                                                    220,773
    19,003,131  Residential Asset Mortgage Products,
                Inc. Ser. 03-RZ1,  Class A, IO,
                5 3/4s, 2005                                            669,380
     1,673,601  Rural Housing Trust Ser. 87-1, Class
                D, 6.33s, 2026                                        1,733,223
                SAIL Net Interest Margin Notes 144A
     2,958,085  Ser. 03-10A, Class A, 7 1/2s, 2033
                (Cayman Islands)                                      2,957,923
       957,181  Ser. 03-12A, Class A, 7.35s, 2033
                (Cayman Islands)                                        956,891
       439,019  Ser. 03-13A, Class A, 6 3/4s, 2033
                (Cayman Islands)                                        438,455
     1,047,792  Ser. 03-3, Class A, 7 3/4s, 2033
                (Cayman Islands)                                      1,042,532
       421,194  Ser. 03-4, Class A, 7 1/2s, 2033
                (Cayman Islands)                                        420,730
     2,060,175  Ser. 03-5, Class A, 7.35s, 2033
                (Cayman Islands)                                      2,059,574
     1,545,961  Ser. 03-6A, Class A, 7s, 2033
                (Cayman Islands)                                      1,534,466
     1,378,683  Ser. 03-7A, Class A, 7s, 2033
                (Cayman Islands)                                      1,368,454
       377,096  Ser. 03-8A, Class A, 7s, 2033
                (Cayman Islands)                                        375,198
     1,096,736  Ser. 03-9A, Class A, 7s, 2033
                (Cayman Islands)                                      1,091,032
     1,704,570  Ser. 03-BC2A, Class A, 7 3/4s, 2033                   1,699,617
     4,632,522  Ser. 04-2A, Class A, 5 1/2s, 2034
                (Cayman Islands)                                      4,632,522
     4,787,366  Ser. 04-4A, Class A, 5s, 2034
                (Cayman Islands)                                      4,780,185
       120,000  Ser. 04-4A, Class B, 7 1/2s, 2034
                (Cayman Islands)                                        110,628
       166,863  Ser. 04-5A, Class A, 4 1/2s, 2034
                (Cayman Islands)                                        166,618
       868,153  Ser. 04-7A, Class A, 4 3/4s, 2034
                (Cayman Islands)                                        866,946
       117,876  Ser. 04-7A, Class B, 6 3/4s, 2034
                (Cayman Islands)                                        115,919
     2,658,015  Ser. 04-8A, Class A, 5s, 2034
                (Cayman Islands)                                      2,658,015
     1,582,927  Ser. 04-8A, Class B, 6 3/4s, 2034
                (Cayman Islands)                                      1,547,391
        95,109  Sasco Arc Net Interest Margin Notes
                144A Ser. 02-BC10,  Class A, 7 3/4s,
                2033                                                     94,244
                Sasco Net Interest Margin Trust 144A
     1,546,095  Ser. 03-AM1, Class A, 7 3/4s, 2033                    1,538,557
     1,884,194  Ser. 03-BC1, Class B, zero %, 2033                    1,601,565
     1,085,945  Saxon Net Interest Margin Trust 144A
                Ser. 03-A, Class A,  6.656s, 2033                     1,085,946
     1,268,419  Sharps SP I, LLC Net Interest Margin
                Trust Ser. 03-NC1N, Class N, 7 1/4s,
                2033                                                  1,273,175
                Sharps SP I, LLC Net Interest Margin
                Trust 144A
     1,067,266  Ser. 03-0P1N, Class NA, 4.45s, 2033                   1,067,266
       317,565  Ser. 03-TC1N, Class N, 7.45s, 2033                      317,510
     1,072,000  Ser. 04-HE2N, Class NA, 5.43s, 2034                   1,071,937
     2,070,000  South Coast Funding FRB Ser. 3A,
                Class A2, 2.91s, 2038                                 2,095,875
                Structured Asset Investment Loan
                Trust
     3,289,286  Ser. 03-BC13, Class A, IO, 6s, 2005                      89,013
     1,542,958  Ser. 03-BC1A, Class A, 7 3/4s, 2033                   1,535,459
                Structured Asset Investment Loan
                Trust
    30,917,515  Ser. 03-BC2, Class A, IO, 6s, 2005                      899,206
     2,638,673  Ser. 03-BC8, Class A, IO, 6s, 2005                      102,507
    89,439,646  Ser. 04-1, Class A, IO, 6s, 2005                      3,914,208
       733,941  Structured Asset Securities Corp.
                Ser. 98-RF3, Class A, IO, 6.1s, 2028                    124,462
     3,688,000  TIAA Real Estate CDO, Ltd. Ser.
                03-1A, Class E, 8s, 2038                              3,501,390
     2,403,000  TIAA Real Estate CDO, Ltd. 144A Ser.
                02-1A, Class IV, 6.84s, 2037                          1,917,285
    20,038,321  Washington Mutual Ser. 03-S1, Class
                A11, IO, 5 1/2s, 2033                                 1,048,881
     1,650,751  Wells Fargo Home Equity Trust Ser.
                04-1, Class A, IO, 6s, 2005                              90,579
                Wells Fargo Home Equity Trust 144A
     8,576,000  Ser. 04-2, Class N1, 4 1/2s, 2034                     8,575,491
     1,608,000  Ser. 04-2, Class N2, 8s, 2034                         1,527,600
     7,049,611  Whole Auto Loan Trust 144A Ser.
                03-1, Class D, 6s, 2010                               7,052,916
                                                                 --------------
                Total Asset-backed securities
                (cost $513,801,897)                                $498,596,029

Collateralized mortgage obligations (5.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
                Banc of America Large Loan 144A
    $1,090,000  FRN Ser. 02-FL2A, Class L1, 4.84s,
                2014                                                 $1,091,099
    15,157,062  Ser. 03-BBA2, Class X1A, IO, 0.806s,
                2015                                                    101,048
     3,000,000  Bear Stearns Commercial Mortgage
                Securitization Corp. 144A Ser.
                04-ESA, Class K, 4.258s, 2016                         2,999,992
   139,829,781  Commercial Mortgage Acceptance Corp.
                Ser. 97-ML1, IO, 0.84s, 2017                          3,080,625
     2,242,000  Commercial Mortgage Pass-Through
                Certificates 144A FRB  Ser. 01-FL4A,
                Class E, 3.17s, 2013                                  1,995,380
     3,310,500  Criimi Mae Commercial Mortgage Trust
                Ser. 98-C1, Class A2, 7s, 2033                        3,573,271
    14,703,000  Criimi Mae Commercial Mortgage Trust
                144A Ser. 98-C1,  Class B, 7s, 2033                  15,592,813
                CS First Boston Mortgage Securities
                Corp. 144A
     7,396,000  Ser. 98-C1, Class F, 6s, 2040                         5,276,114
     2,934,000  FRB Ser. 03-TF2A, Class L, 5.87s,
                2014                                                  2,914,964
   236,444,144  Deutsche Mortgage & Asset Receiving
                Corp. Ser. 98-C1, Class X,
                IO, 1.091s, 2031                                      6,112,616
                DLJ Commercial Mortgage Corp.
     2,235,111  Ser. 98-CF2, Class B4, 6.04s, 2031                    1,964,144
     7,128,872  Ser. 98-CF2, Class B5, 5.95s, 2031                    4,417,499
                Fannie Mae
       787,509  Ser. 98-51, Class SG, IO, 24.96s,
                2022                                                    364,766
     3,319,391  Ser. 02-36, Class SJ, 16.088s, 2029                   3,625,157
     1,242,862  Ser. 96-40, Class SD, IO, 11 3/4s,
                2022                                                     71,465
     1,062,860  Ser. 04-4, Class QM, 10.97s, 2033                     1,064,319
         5,012  Ser. 92-15, Class L, IO, 10.376s,
                2022                                                     52,378
       224,086  Ser. 03-W6, Class PT1, 9.415s, 2042                     255,427
       509,938  Ser. 93-80, Class S, FRN, 8.624s,
                2023                                                    514,982
     3,072,947  Ser. 03-W3, Class 1A3, 7 1/2s, 2042                   3,335,151
       509,377  Ser. 02-T19, Class A3, 7 1/2s, 2042                     552,636
       566,547  Ser. 03-W2, Class 1A3, 7 1/2s, 2042                     615,164
       718,069  Ser. 02-W6, Class 2A, 7 1/2s, 2042                      777,066
        17,881  Ser. 02-T12, Class A3, 7 1/2s, 2042                      19,391
         8,558  Ser. 02-W1, Class 2A, 7 1/2s, 2042                        9,226
        32,891  Ser. 02-14, Class A2, 7 1/2s, 2042                       35,587
     3,118,770  Ser. 01-T10, Class A2, 7 1/2s, 2041                   3,362,270
       930,917  Ser. 02-T4, Class A3, 7 1/2s, 2041                    1,006,253
        53,262  Ser. 01-T8, Class A1, 7 1/2s, 2041                       57,514
    13,299,156  Ser. 01-T7, Class A1, 7 1/2s, 2041                   14,344,574
     1,853,936  Ser. 01-T3, Class A1, 7 1/2s, 2040                    1,998,962
     5,848,548  Ser. 01-T1, Class A1, 7 1/2s, 2040                    6,322,404
     2,290,452  Ser. 99-T2, Class A1, 7 1/2s, 2039                    2,475,242
     1,159,892  Ser. 00-T6, Class A1, 7 1/2s, 2030                    1,251,068
    15,070,240  Ser. 01-T4, Class A1, 7 1/2s, 2028                   16,331,583
        17,006  Ser. 02-W3, Class A5, 7 1/2s, 2028                       18,440
    14,457,141  Ser. 03-118, Class S, IO, 6.26s,
                2033                                                  2,096,285
    24,982,142  Ser. 03-118, Class SF, IO, 6.26s,
                2033                                                  3,474,079
     7,192,046  Ser. 02-36, Class QH, IO, 6.21s,
                2029                                                    329,627
     7,888,394  Ser. 03-58, Class ID, IO, 6s, 2033                    1,565,353
     6,957,238  Ser. 03-22, IO, 6s, 2033                              1,387,399
     8,228,784  Ser. 03-26, Class IG, IO, 6s, 2033                    1,270,182
     1,588,306  Ser. 328, Class 2, IO, 6s, 2032                         323,122
     6,046,243  Ser. 322, Class 2, IO, 6s, 2032                       1,224,364
     7,724,834  Ser. 318, Class 2, IO, 6s, 2032                       1,589,624
    29,995,654  Ser. 03-49, Class TS, IO, 5.86s,
                2018                                                  3,536,551
    10,178,377  Ser. 03-14, Class KS, IO, 5.76s,
                2017                                                    884,247
       508,878  Ser. 03-23, Class SC, IO, 5.71s,
                2033                                                      1,034
     1,046,800  Ser. 346, Class 2, IO, 5 1/2s, 2033                     240,437
    35,463,318  Ser. 338, Class 2, IO, 5 1/2s, 2033                   8,023,576
    21,324,305  Ser. 329, Class 2, IO, 5 1/2s, 2033                   4,664,692
    17,534,115  Ser. 03-45, Class PI, IO, 5 1/2s,
                2029                                                  1,841,082
     5,612,354  Ser. 03-30, Class PI, IO, 5 1/2s,
                2029                                                    538,533
     5,950,685  Ser. 03-86, Class IB, IO, 5 1/2s,
                2028                                                    383,075
    17,799,576  Ser. 03-34, Class EI, IO, 5 1/2s,
                2028                                                  1,543,387
       344,363  Ser. 03-8, Class IP, IO, 5 1/2s,
                2028                                                     24,722
    21,061,953  Ser. 03-37, Class IC, IO, 5 1/2s,
                2027                                                  2,112,788
    21,857,818  Ser. 03-85, Class IN, IO, 5 1/2s,
                2024                                                  1,748,625
    27,571,364  Ser. 03-55, Class UI, IO, 5 1/2s,
                2023                                                  2,093,700
     7,724,000  Ser. 03-6, Class IB, IO, 5 1/2s,
                2022                                                    239,650
    22,284,207  Ser. 03-41, Class SP, IO, 5.36s,
                2015                                                  1,396,865
    55,655,442  Ser. 03-34, Class SP, IO, 5.26s,
                2032                                                  4,072,003
    56,239,584  Ser. 03-34, Class ES, IO, 5.16s,
                2033                                                  4,363,776
    23,411,210  Ser. 03-34, Class SG, IO, 5.16s,
                2033                                                  1,831,899
    34,062,530  Ser. 03-23, Class AI, IO, 5s, 2017                    3,768,167
    12,084,000  Ser. 03-24, Class IC, IO, 5s, 2015                    2,089,578
     2,705,512  Ser. 03-W10, Class 3, IO, 1.987s,
                2043                                                    146,267
    77,354,830  Ser. 03-W10, Class 1A, IO, 1.839s,
                2043                                                  2,175,605
    93,305,936  Ser. 03-W10, Class 3A, IO, 1.802s,
                2043                                                  2,682,546
    45,650,087  Ser. 03-W17, Class 12, IO, 1.162s,
                2033                                                  1,510,956
    43,536,531  Ser. 00-T6, IO, 0.747s, 2030                            782,297
   127,786,482  Ser. 02-T18, IO, 0.52s, 2042                          1,838,515
    63,472,385  Ser. 02-W8, Class 1, IO, 0.356s,
                2042                                                    595,054
     1,001,449  Ser. 99-51, Class N, PO, zero %,
                2029                                                    862,342
                Federal Home Loan Mortgage Corp.
                Structured Pass-Through Securities
       103,197  Ser. T-58, Class 4A, 7 1/2s, 2043                       111,537
       136,005  Ser. T-41, Class 3A, 7 1/2s, 2032                       146,810
                Federal Home Loan Mortgage Corp.
                Structured Pass-Through Securities
     1,324,145  Ser. T-42, Class A5, 7 1/2s, 2042                     1,432,502
    38,554,647  Ser. T-57, Class 1AX, IO, 0.445s,
                2043                                                    415,792
       323,556  Ser. 212, IO, 6s, 2031                                   62,436
    76,438,293  FFCA Secured Lending Corp. Ser.
                00-1, Class X, IO, 1.567s, 2020                       4,859,478
     3,448,440  First Chicago Lennar Trust 144A Ser.
                97-CHL1, Class E, 7.856s, 2039                        3,288,411
                Freddie Mac
     9,189,063  Ser. 2763, Class SC, 21.56s, 2032                    11,226,182
     1,191,796  Ser. 2478, Class SY, IO, 6.39s, 2021                     53,631
    13,902,275  Ser. 2448, Class SM, IO, 6.24s, 2032                  1,338,094
    22,238,396  Ser. 216, IO, 6s, 2032                                4,465,047
    17,515,614  Ser. 2579, Class GS, IO, 5.89s, 2017                  1,515,844
    10,684,436  Ser. 2515, Class IG, IO, 5 1/2s,
                2032                                                  3,091,739
     5,463,961  Ser. 2590, Class IH, IO, 5 1/2s,
                2028                                                  1,205,486
     2,000,000  Ser. 2745, Class CI, IO, 5 1/2s,
                2027                                                    395,000
    13,407,272  Ser. 2596, Class IQ, IO, 5 1/2s,
                2026                                                  1,130,503
     1,960,938  Ser. 2553, Class IJ, IO, 5 1/2s,
                2020                                                     63,730
     2,000,000  Ser. 2762, Class UI, IO, 5s, 2029                       523,660
       574,554  Ser. 2696, PO, zero %, 2033                             382,363
     1,267,603  Ser. 215, PO, zero %, 2031                            1,162,431
     2,539,095  Ser. 2235, PO, zero %, 2030                           2,106,657
       713,983  Ser. 2191, Class MO, PO, zero %,
                2027                                                    688,213
       907,767  Ser. 1208, Class F, PO, zero %, 2022                    819,623
     2,098,083  FRB Ser. 1615, Class SB, 10.50s,
                2008                                                  2,233,803
                GE Capital Commercial Mortgage Corp.
                144A
     4,588,975  Ser. 00-1, Class G, 6.131s, 2033                      4,094,108
     2,837,147  Ser. 00-1, Class H, 6.131s, 2033                      1,779,376
     4,134,628  GMAC Commercial Mortgage Securities,
                Inc. 144A Ser. 99-C3,  Class G,
                6.974s, 2036                                          3,286,831
                Government National Mortgage
                Association
     1,084,177  Ser. 03-114, Class SP, 14.614s, 2027                  1,190,901
       588,144  Ser. 97-13, Class PI, IO, 8s, 2027                      110,590
    10,259,003  Ser. 96-16, Class S, IO, 6.688s,
                2010                                                    913,698
       235,601  Ser. 02-51, Class SA, IO, 6.289s,
                2032                                                        611
     3,010,360  Ser. 01-43, Class SJ, IO, 5.789s,
                2029                                                     57,386
    32,571,108  Ser. 03-83, Class SI, IO, 4.721s,
                2032                                                  1,974,063
     3,205,636  Ser. 02-63, Class ST, IO, 3.851s,
                2024                                                     10,018
       130,745  Ser. 99-31, Class MP, PO, zero %,
                2029                                                    116,834
       884,626  Ser. 98-2, Class EA, PO, zero %,
                2028                                                    747,509
     1,843,461  GS Mortgage Securities Corp. II 144A
                FRB Ser. 03-FL6A,  Class L, 5.12s,
                2015                                                  1,845,765
GBP  8,207,171  Hermione (European Loan Conduit No.
                14) 144A FRB Class A,  5.326s, 2011
                (Ireland)                                            14,933,874
    $1,960,723  LB Commercial Conduit Mortgage Trust
                144A Ser. 99-C1,  Class G, 6.41s,
                2031                                                  1,548,132
                Mach One Commercial Mortgage Trust
                144A
     3,306,500  Ser. 04-1A, Class J, 5.45s, 2040                      2,772,552
     1,653,000  Ser. 04-1A, Class K, 5.45s, 2040                      1,350,294
       752,500  Ser. 04-1A, Class L, 5.45s, 2040                        549,648
    42,603,374  Merrill Lynch Mortgage Investors,
                Inc. Ser. 96-C2, Class JS,
                IO, 2.128s, 2028                                      2,334,312
     8,383,276  Mezz Cap Commercial Mortgage Trust
                144A Ser. 04-C1, Class X, IO, 6.18s,
                2037                                                  3,865,476
                Morgan Stanley Capital I 144A
       275,000  Ser. 96-C1, Class E, 7.48s, 2028                        288,576
    13,869,752  Ser. 04-RR, Class F7, 6s, 2039                        9,921,948
    31,404,262  Mortgage Capital Funding, Inc. Ser.
                97-MC2, Class X, IO, 1.495s, 2012                       891,691
     2,378,284  Mortgage Capital Funding, Inc. FRB
                Ser. 98-MC2, Class E, 7.288s, 2030                    2,642,190
    31,770,481  Salomon Brothers Mortgage Securities
                VII 144A Ser. 03-CDCA, Class X3CD,
                IO, 0.89s, 2015                                         490,314
                Starwood Asset Receivables Trust
                144A FRB
     2,468,178  Ser. 03-1A, Class F, 2.94s, 2022                      2,471,387
     3,131,502  Ser. 03-1A, Class E, 2.89s, 2022                      3,135,573
                STRIPS 144A
     1,339,000  Ser. 03-1A, Class M, 5s, 2018
                (Cayman Islands)                                      1,119,538
     1,590,000  Ser. 03-1A, Class N, 5s, 2018
                (Cayman Islands)                                      1,197,270
     1,438,000  Ser. 04-1A, Class M, 5s, 2018
                (Cayman Islands)                                      1,209,214
     1,371,000  Ser. 04-1A, Class N, 5s, 2018
                (Cayman Islands)                                      1,041,549
     1,550,000  Trizechahn Office Properties Trust
                144A Ser. 01-TZHA, Class D3, 6.943s,
                2013                                                  1,663,111
                                                                 --------------
                Total Collateralized mortgage
                obligations (cost $314,334,068)                    $289,105,905

Senior loans (2.2%) (a) (c)
Principal amount                                                          Value

Basic Materials (0.2%)
-------------------------------------------------------------------------------
    $1,242,500  Buckeye Technologies, Inc. bank term
                loan FRN 4.283s, 2010                                $1,257,513
       798,870  Compass Minerals Group, Inc. bank
                term loan FRN Ser. B, 4.296s, 2009                      808,856
     1,188,000  Graphics Packaging bank term loan
                FRN 4.35s, 2010                                       1,193,940
       870,625  Hercules, Inc. bank term loan FRN
                Ser. B, 2.997s, 2010                                    876,611
       404,153  Huntsman Corp. bank term loan FRN
                Ser. A, 5.813s, 2007                                    404,321
        52,242  Huntsman Corp. bank term loan FRN
                Ser. B, 11.564s, 2007                                    52,264
       928,298  Nalco Co. bank term loan FRN Ser. B,
                4.420s, 2010                                            938,457
     1,197,980  SGL Carbon, LLC bank term loan FRN
                4.949s, 2009                                          1,197,980
       995,000  St. Mary's Cement Corp. bank term
                loan FRN Ser. B, 4.086s, 2009                         1,000,597
     1,820,000  Wellman 1st. lien bank term loan FRN
                5.694s, 2009                                          1,850,334
     2,065,000  Wellman 2nd. lien bank term loan FRN
                8.444s, 2010                                          2,093,394
                                                                 --------------
                                                                     11,674,267

Capital Goods (0.3%)
-------------------------------------------------------------------------------
     1,381,000  AGCO Corp. bank term loan FRN
                3.589s, 2008                                          1,397,399
     1,079,197  Allied Waste Industries, Inc. bank
                term loan FRN 4.550s, 2010                            1,094,281
       182,142  Allied Waste Industries, Inc. bank
                term loan FRN Ser. C, 1.369s, 2010                      184,419
     1,504,706  Amsted Industries bank term loan FRN
                5.683s, 2010                                          1,520,693
       852,278  Berry Plastics Corp. bank term loan
                FRN 3.68s, 2010                                         861,510
     2,200,000  Decrane Aircraft Holdings Co. bank
                term loan FRN 12s, 2008                               2,200,000
     1,142,559  EaglePicher bank term loan FRN
                Ser. B, 4.863s, 2009                                  1,151,128
     1,057,209  Flowserve Corp. bank term loan FRN
                Ser. C, 4.469s, 2009                                  1,070,424
       622,500  Goodman Manufacturing bank term loan
                FRN Ser. B, 3.844s, 2009                                626,391
     1,189,474  Graham Packaging bank term loan FRN
                Ser. B, 4.675s, 2010                                  1,194,430
       810,634  Invensys, PLC bank term loan FRN
                Ser. B-1, 5.477s, 2009 (United
                Kingdom)                                                820,767
       968,578  Mueller Group bank term loan FRN
                4.417s, 2011                                            973,421
     1,500,000  Owens-Illinois, Inc. bank term loan
                FRN Ser. B, 4.86s, 2008                               1,518,125
       487,500  Roper bank term loan FRN 3.610s,
                2008                                                    493,797
     1,019,875  Solo Cup Co. bank term loan FRN
                4.159s, 2011                                          1,027,736
       397,006  Transdigm, Inc. bank term loan FRN
                Ser. C, 3.936s, 2010                                    401,720
                                                                 --------------
                                                                     16,536,241

Communication Services (0.1%)
-------------------------------------------------------------------------------
       249,167  Consolidated Communications bank
                term loan FRN Ser. B, 4.409s, 2012                      251,658
       792,000  Dobson Communications Corp. bank
                term loan FRN 5.279s, 2010                              786,555
     3,705,333  Nextel bank term loan FRN Ser. E,
                4.187s, 2010                                          3,723,034
       570,000  PanAmSat Corp. bank term loan FRN
                Ser. B, 4.561s, 2011                                    570,143
     1,381,250  Qwest Communications International,
                Inc. bank term loan FRN
                Ser. A, 6 1/2s, 2007                                  1,428,443
       250,000  SBA Senior Finance, Inc. bank term
                loan FRN 5.544s, 2008                                   251,875
                                                                 --------------
                                                                      7,011,708

Consumer Cyclicals (0.6%)
-------------------------------------------------------------------------------
       901,689  Borgata Resorts bank term loan FRN
                Ser. B, 4.126s, 2007                                    903,192
     1,875,022  Coinmach Corp. bank term loan FRN
                Ser. B, 4.453s, 2009                                  1,891,428
       393,909  Corrections Corporation of America
                bank term loan FRN 3.36s, 2008                          399,818
     1,383,703  Dex Media West, LLC bank term loan
                FRN Ser. B, 3.957s, 2010                              1,400,752
     2,545,000  Federal Mogul Corp. bank term loan
                FRN Ser. A, 3.89s, 2005                               2,333,447
     5,650,000  Federal Mogul Corp. bank term loan
                FRN Ser. B, 4.14s, 2005                               5,236,844
     1,496,785  Flexi-Van Leasing bank term loan FRN
                Ser. B, 3.172s, 2007                                  1,500,527
       820,000  Goodyear Tire & Rubber Co. (The)
                bank term loan FRN 6.43s, 2006                          828,405
       375,000  Goodyear Tire & Rubber Co. (The)
                bank term loan FRN 4 1/2s, 2007                         378,750
     1,216,917  Hayes Lemmerz International, Inc.
                bank term loan FRN 5.374s, 2009                       1,238,973
       792,000  IESI Corp. bank term loan FRN
                4.606s, 2010                                            801,900
     1,300,000  Jostens, Inc. bank term loan FRN
                4.11s, 2011                                           1,300,000
     1,379,405  Jostens, Inc. bank term loan FRN
                Ser. B, 4.15s, 2010                                   1,388,371
       977,778  Lamar Media bank term loan FRN
                3.36s, 2010                                             984,378
       250,000  Landsource bank term loan FRN
                Ser. B, 4 3/8s, 2010                                    253,438
       641,092  Penn National Gaming, Inc. bank term
                loan FRN Ser. D, 4.09s, 2010                            649,907
     1,447,857  PETCO Animal Supplies, Inc. bank
                term loan FRN Ser. D, 4.14s, 2009                     1,466,861
       255,127  Pinnacle Entertainment, Inc. bank
                term loan FRN 4.84s, 2009                               257,679
       763,047  PRIMEDIA, Inc. bank term loan FRN
                Ser. B, 4 5/8s, 2009                                    734,433
       985,259  RH Donnelley Finance Corp. bank term
                loan FRN Ser. B, 3.86s, 2011                            997,472
     1,481,306  Scientific Gaming bank term loan FRN
                Ser. C, 4.124s, 2008                                  1,497,971
       754,107  Sealy Mattress Co. bank term loan
                FRN Ser. C, 4.233s, 2012                                761,648
       514,655  Tenneco Automotive, Inc. bank term
                loan FRN 4.880s, 2010                                   519,158
       232,759  Tenneco Automotive, Inc. bank term
                loan FRN 4.36s, 2010                                    234,795
       814,915  TRW Automotive bank term loan FRN
                Ser. D-1, 4 1/8s, 2011                                  827,817
     1,127,500  WRC Media Corp. bank term loan FRN
                6.761s, 2009                                          1,123,977
                                                                 --------------
                                                                     29,911,941

Consumer Staples (0.6%)
-------------------------------------------------------------------------------
       244,809  Affinity Group Holdings bank term
                loan FRN Ser. B1, 5.657s, 2009                          247,155
       612,022  Affinity Group Holdings bank term
                loan FRN Ser. B2, 5.583s, 2009                          617,887
     1,397,272  Agrilink Foods bank term loan FRN
                Ser. B, 4.418s, 2008                                  1,412,642
     1,226,925  AMF Bowling Worldwide bank term loan
                FRN Ser. B, 4.971s, 2009                              1,236,127
     6,280,000  Century Cable Holdings bank term
                loan FRN 6 3/4s, 2009                                 6,186,924
     1,635,900  Charter Communication Holdings,
                LLC/Capital Corp. bank term loan
                FRN Ser. B, 4.92s, 2011                              1,622,216
       796,875  Constellation Brands, Inc. bank term
                loan FRN 3.213s, 2008                                   799,294
       301,372  Couche-Tard bank term loan FRN
                3.534s, 2010                                            303,758
     1,275,140  Del Monte Foods Co. bank term loan
                FRN Ser. B, 3.911s, 2010                              1,293,470
     1,053,046  DirecTV bank term loan FRN Ser. B-2,
                3.976s, 2010                                          1,057,521
       269,445  Dole Food Co. bank term loan FRN
                Ser. D, 4.477s, 2009                                    273,263
       820,000  Dole Holding Co. bank term loan FRN
                7s, 2010                                                828,713
       150,000  Frontier Vision bank term loan FRN
                Ser. B, 6.275s, 2006                                    150,141
     1,677,325  Insight Midwest LP/Insight Capital,
                Inc. bank term loan  FRN 3.938s,
                2009                                                  1,696,661
       943,446  Itron, Inc. bank term loan FRN
                3.938s, 2010                                            950,522
       416,667  Lions Gate Entertainment bank term
                loan FRN 4.84s, 2008 (Canada)                           418,750
     1,230,000  MGM bank term loan FRN Ser. B,
                4.14s, 2011                                           1,232,768
     3,835,000  Olympus Cable bank term loan FRN
                Ser. B, 6 1/2s, 2010                                  3,766,518
     1,741,250  Pinnacle Foods Holding Corp. bank
                term loan FRN 4.259s, 2010                            1,752,133
     1,298,782  Rayovac Corp. bank term loan FRN
                Ser. C, 4.221s, 2009                                  1,316,641
     1,170,060  Roundy's bank term loan FRN 3.11s,
                2009                                                  1,180,298
       677,384  Six Flags, Inc. bank term loan FRN
                Ser. B, 4.19s, 2009                                     681,830
     1,139,196  Sum Media bank term loan FRN Ser. B,
                3.934s, 2009                                          1,148,808
       995,000  Warner Music Group bank term loan
                FRN Ser. B, 4.298s, 2011                              1,007,793
                                                                 --------------
                                                                     31,181,833

Energy (0.1%)
-------------------------------------------------------------------------------
     1,230,000  Dresser, Inc. bank term loan FRN
                5.19s, 2010                                           1,248,450
       476,439  Dresser, Inc. bank term loan FRN
                Ser. C, 4.15s, 2009                                     480,162
       431,601  Magellan Midstream Holdings bank
                term loan FRN 4.65s, 2008                               436,996
       629,531  Peabody Energy Corp. bank term loan
                FRN Ser. B, 3.498s, 2010                                635,564
     1,884,845  Trico Marine Services, Inc. bank
                term loan FRN 8.389s, 2009                            1,809,452
                                                                 --------------
                                                                      4,610,624

Financial (--%)
-------------------------------------------------------------------------------
     1,304,329  Hilb, Rogal & Hamilton Co. bank term
                loan FRN Ser. B, 3 7/8s, 2007                         1,319,003

Health Care (0.2%)
-------------------------------------------------------------------------------
       990,000  Beverly Enterprises, Inc. bank term
                loan FRN 4.258s, 2008                                 1,003,200
       820,000  Community Health Systems, Inc. bank
                term loan FRN Ser. B,  3.54s, 2011                      820,440
     1,584,000  Concentra bank term loan FRN 4 3/4s,
                2009                                                  1,602,481
       495,938  DaVita, Inc. bank term loan FRN
                Ser. B, 3.607s, 2009                                    500,200
       817,950  Fisher Scientific International,
                Inc. bank term loan FRN Ser. B,
                3.14s, 2011                                             823,318
       792,000  Hanger Orthopedic Group, Inc. bank
                term loan FRN 5.09s, 2009                               784,080
       919,000  Kinetic Concepts, Inc. bank term
                loan FRN Ser. B, 3.59s, 2011                            928,573
     1,051,875  Medex, Inc. bank term loan FRN
                Ser. B, 4.76s, 2009                                   1,061,518
     1,465,378  Triad Hospitals, Inc. bank term loan
                FRN Ser. B, 3.89s, 2008                               1,484,061
       375,287  VWR International, Inc. bank term
                loan FRN, Ser. B, 4.34s, 2011                           380,838
                                                                 --------------
                                                                      9,388,709

Technology (--%)
-------------------------------------------------------------------------------
       997,500  Iron Mountain, Inc. bank term loan
                FRN Ser. C, 3.563s, 2011                              1,002,238

Transportation (--%)
-------------------------------------------------------------------------------
       985,833  Pacer International, Inc. bank term
                loan FRN 4.145s, 2010                                   998,156

Utilities & Power (0.1%)
-------------------------------------------------------------------------------
       746,255  Allegheny Energy, Inc. bank term
                loan FRN Ser. C, 4.449s, 2011                           757,449
       817,950  Dynegy Holdings, Inc. bank term loan
                FRN Ser. B, 5.67s, 2010                                 833,287
     1,000,000  Mission Energy Holding Co. bank term
                loan FRN 7s, 2006                                     1,001,875
       930,385  Teton Power Funding bank term loan
                FRN 5.195s, 2011                                        937,363
       820,000  Unisource Energy bank term loan FRN
                Ser. B, 5.652s, 2011                                    809,238
       839,407  Williams Products bank term loan FRN
                Ser. C, 4.285s, 2007                                    850,249
                                                                 --------------
                                                                      5,189,461
                                                                 --------------
                Total Senior loans
                (cost $116,724,211)                                $118,824,181

Brady bonds (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $12,710,000  Argentina (Government of) govt.
                guaranty FRB  Ser. L-GL, 2.438s,
                2023                                                 $6,545,650
     5,816,492  Brazil (Federal Republic of) govt.
                guaranty FRB Ser. RG, 3.125s, 2012                    5,394,797
     5,645,000  Peru (Republic of) coll. FLIRB Ser.
                20YR, 4 1/2s, 2017                                    4,967,600
     5,099,600  Peru (Republic of) FRB Ser. PDI, 5s,
                2017                                                  4,615,138
                                                                 --------------
                Total Brady bonds (cost $19,735,531)                $21,523,185

Convertible bonds and notes (0.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,000,000  Hexcel Corp. cv. notes 7s, 2011                      $4,593,750
     1,950,000  WCI Communities, Inc. cv. sr. sub.
                notes 4s, 2023                                        2,191,313
                                                                 --------------
                Total Convertible bonds and notes
                (cost $5,443,099)                                    $6,785,063

Short-term investments (13.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,214,000  Atlantic Asset Securitization Corp.
                1.79s, October 18, 2004                              $4,210,438
    60,663,000  Barton Capital, LLC 1.77s, October
                19, 2004                                             60,609,313
    38,196,000  CAFCO, LLC 1.88s, October 1, 2004                    38,194,005
    10,000,000  Citigroup Global Markets Holdings,
                Inc. 1.62s, October 14, 2004                          9,994,280
    40,397,000  Federal National Mortgage
                Association 1.79s, November 15, 2004                 40,306,107
    16,000,000  Household Finance Corp. 1.66s,
                November 15, 2004  (United Kingdom)                  15,963,800
    49,999,999  Morgan Stanley Dean Witter & Co.
                1.78s, October 19, 2004                              49,955,369
    19,999,999  Old Line Funding Corp. 1.82s,
                November 12, 2004                                    19,957,532
   348,018,917  Putnam Prime Money Market Fund (e)                  348,018,917
    20,000,000  Shell Finance PLC 1.88s, October 1,
                2004 (United Kingdom)                                19,998,956
    62,808,000  Interest in $253,000,000 joint
                tri-party repurchase agreement
                dated September 30, 2004 with Bank
                of America Securities, LLC
                due October 1, 2004 with respect to
                various U.S. Government obligations
                -- maturity value of $62,811,297 for
                an effective yield of 1.89%                          62,808,000
    10,349,343  Short-term investments held as
                collateral for loaned
                securities with yields ranging from
                1.68% to 2.11% and due dates ranging
                from October 1, 2004 to November 16,
                2004 (d)                                             10,340,065
     9,430,000  U.S. Treasury Bills zero %, October
                7, 2004 (SEG)                                         9,427,643
                                                                 --------------
                Total Short-term investments
                (cost $689,784,425)                                $689,784,425
-------------------------------------------------------------------------------
                Total Investments
                (cost $6,038,505,365)                            $6,179,775,918
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,324,322,595.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2004.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at September 30, 2004.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. Theses loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2004. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

  (f) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

  (g) The notes are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $14.7 million.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at September 30, 2004.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2004:
      (as a percentage of Market Value)

         Canada                   1.6%
         Cayman Islands           1.7
         Colombia                 0.5
         France                   2.7
         Germany                  1.8
         Ireland                  0.5
         Mexico                   0.5
         New Zealand              0.9
         Russia                   0.8
         Sweden                   1.2
         United Kingdom           5.3
         United States           78.8
         Other                    3.7
         ----------------------------
         Total                  100.0%



Forward currency contracts to buy at September 30, 2004
(aggregate face value $370,719,955)

                                                                                        Unrealized
                                                   Aggregate            Delivery        appreciation/
                                 Value             face value           date            (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                $98,407,471       $95,984,832          12/15/04        $2,422,639
British Pound                     40,665,456        40,424,431          12/15/04           241,025
Canadian Dollar                      635,140           614,333          12/15/04            20,807
Danish Krone                       6,508,183         6,342,227          12/15/04           165,956
Euro                              11,577,607        11,303,616          12/15/04           273,991
Japanese Yen                     185,313,406       185,839,701          12/15/04          (526,295)
Norwegian Krone                    3,041,091         2,952,353          12/15/04            88,738
Polish Zloty                       3,812,839         3,646,684          12/15/04           166,155
Swiss Franc                       10,229,641         9,978,451          12/15/04           251,190
Taiwan Dollar                     13,609,236        13,633,327          12/15/04           (24,091)
------------------------------------------------------------------------------------------------------
                                                                                        $3,080,115
------------------------------------------------------------------------------------------------------




Forward currency contracts to sell at September 30, 2004
(aggregate face value $516,728,495)

                                                                                        Unrealized
                                                   Aggregate            Delivery        appreciation/
                                 Value             face value           date            (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                    $102,916,314      $101,940,380         12/15/04        $(975,934)
Canadian Dollar                    10,906,565        10,470,038         12/15/04         (436,527)
Euro                              284,488,395       277,386,839         12/15/04       (7,101,556)
Japanese Yen                        8,139,021         8,212,261         12/15/04           73,240
New Zealand Dollar                 51,282,346        49,400,028         12/15/04       (1,882,318)
Swedish Krona                      65,154,972        62,520,570         12/15/04       (2,634,402)
Swiss Franc                         6,847,127         6,798,379         12/15/04          (48,748)
------------------------------------------------------------------------------------------------------
                                                                                     $(13,006,245)
------------------------------------------------------------------------------------------------------




Futures contracts outstanding at September 30, 2004

                                                                                        Unrealized
                                                   Aggregate            Expiration      appreciation/
                                 Value             face value           date            (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)               $12,045,000       $11,772,088          Jun-06          $272,912
Euro 90 day (Long)                12,067,500        11,783,338          Mar-06           284,162
Euro 90 day (Long)                12,093,750        11,789,588          Dec-05           304,162
Euro 90 day (Long)                12,123,750        11,806,463          Sep-05           317,287
Euro 90 day (Long)                17,013,500        16,544,798          Jun-05           468,702
Euro 90 day (Long)                17,052,000        16,564,923          Mar-05           487,077
Euro 90 day (Short)               48,847,500        48,844,250          Dec-04            (3,250)
Euro-Bobl 5 yr (Long)             76,838,764        76,227,132          Dec-04           611,632
Euro-Bund 10 yr (Long)           142,608,810       140,844,956          Dec-04         1,763,854
Interest Rate Swap 10 yr (Long)   17,166,250        16,859,049          Dec-04           307,201
Japanese Government Bond
10 yr -TSE (Long)                 36,307,895        36,192,224          Dec-04           115,671
Japanese Government
Bond-Mini 10 yr (Long)            37,077,895        36,630,403          Dec-04           447,492
Long Gilt 10 yr (Long)           171,235,625       169,743,475          Dec-04         1,492,150
U.S. Treasury Bond
20 yr (Long)                      74,288,813        72,589,081          Dec-04         1,699,732
U.S. Treasury Bond
20 yr (Short)                    338,563,969       336,972,264          Dec-04        (1,591,705)
U.S. Treasury Note
10 yr (Long)                     394,187,500       390,466,746          Dec-04         3,720,754
U.S. Treasury Note
10 yr (Short)                     60,592,250        59,992,071          Dec-04          (600,179)
U.S. Treasury Note
5 yr (Short)                     567,483,000       565,129,271          Dec-04        (2,353,729)
------------------------------------------------------------------------------------------------------
                                                                                      $7,743,925
------------------------------------------------------------------------------------------------------




TBA sale commitments outstanding at September 30, 2004
(proceeds receivable $216,961,430)

                                                       Principal           Settlement
Agency                                                 amount              date            Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, November 1, 2034                         $3,100,000          11/15/04        $3,243,859
FNMA, 6 1/2s, October 1, 2034                         104,100,000          10/14/04       109,174,874
FNMA, 6s, October 1, 2034                               9,800,000          10/14/04        10,133,813
FNMA, 5 1/2s, October 1, 2034                          93,120,000          10/14/04        94,327,655
------------------------------------------------------------------------------------------------------
                                                                                         $216,880,201
------------------------------------------------------------------------------------------------------




Interest rate swap contracts outstanding at September 30, 2004

                                                                                        Unrealized
                                                         Notional       Termination     appreciation/
                                                         amount         date            (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A.
dated January 22, 2004 to pay semi-
annually the notional amount multiplied
by 1.97375% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                         $132,900,000   1/26/06         $1,054,658

Agreement with Bank of America, N.A.
dated December 2, 2003 to pay semi-
annually the notional amount multiplied
by 2.444% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                           44,236,000   12/5/05           (245,053)

Agreement with Bank of America, N.A.
dated January 22, 2004 to pay semi-
annually the notional amount multiplied
by 4.35% and receive quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                           42,000,000   1/27/14            214,842

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay semi-
annually the notional amount multiplied by
4.945% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                                 42,918,600   7/9/14          (1,777,261)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                                 37,886,000   7/9/06             179,083

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.7756%.                 21,693,259   8/2/22           1,949,941

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three
month USD-LIBOR-BBA and pay quarterly
the notional amount multiplied by 5.86%.                   24,344,349   8/2/32          (2,481,134)

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.845%.                                      43,565,000   8/1/22           4,289,253

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to receive
quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA
and pay semi-annually the notional amount
multiplied by 5.919%.                                      48,888,992   8/1/32          (5,435,364)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                                      21,693,259   8/12/22          1,468,422

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                                 24,344,349   8/12/32         (1,838,243)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to
pay semi-annually the notional amount
multiplied by 1.955% and receive quarterly
the notional amount multiplied by the
three month USD-LIBOR-BBA.                                132,900,000   1/26/06          1,097,699

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.                                       68,727,000   12/15/13         1,810,670

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to
pay semi-annually the notional amount
multiplied by 4.3375% and receive quarterly
the notional amount multiplied by the
three month USD-LIBOR-BBA.                                 42,000,000   1/26/14            262,830

Agreement with Lehman Brothers Special
Financing, Inc. dated July 19, 2002 to receive
semi-annually the notional amount multiplied
by 5.114% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA adjusted by a specified spread.              35,000,000   7/23/12          2,157,801

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             21,693,259   8/2/22           1,940,303

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             21,082,941   8/2/12          (1,332,877)

Agreement with Merrill Lynch Capital
Services, Inc. dated September 27, 2002
to receive semi-annually the notional
amount multiplied by the six month
JPY-LIBOR-BBA and pay semi-annually
the notional amount multiplied by 0.399%.          JPY 16,727,000,000   10/1/07           (436,575)

Agreement with Merrill Lynch Capital
Services, Inc. dated July 30, 2002 to pay
quarterly the notional amount multiplied
by the three month LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.845%.                                     $43,565,000   8/1/22           4,362,908

Agreement with Merrill Lynch Capital
Services, Inc. dated July 30, 2002 to receive
quarterly the notional amount multiplied
by the three month LIBOR-BBA and pay
semi-annually the notional amount
multiplied by 5.204%.                                      42,339,343   8/1/12          (2,766,341)

Agreement with Merrill Lynch Capital
Services, Inc. dated October 27, 2000 to
receive semi-annually the notional amount
multiplied by 6.74% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR.                                           33,300,000   10/31/05         2,325,194

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to pay
quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA
and receive semi-annually the notional
amount multiplied by 5.601%.                               21,693,259   8/12/22          1,504,080

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to
receive quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA and pay semi-annually
the notional amount multiplied by 4.94%.                   21,082,941   8/13/12           (979,793)

Agreement with Morgan Stanley Capital
Services, Inc. dated May 15, 2002 to receive
semi-annually the notional amount multiplied
by 5.7775% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             15,000,000   5/17/12          1,814,327

Agreement with Morgan Stanley Capital
Services, Inc. dated September 28, 2000
to pay semi-annually the notional amount
multiplied by 6.94% and receive quarterly
the notional amount multiplied by the
three month USD-LIBOR-BBA.                                  2,000,000   10/2/10           (373,475)

Agreement with UBS, AG dated April 23,
2004 to receive annually the notional
amount multiplied by 3.49% and pay
quarterly the notional amount multiplied
by the three month SEK-STIBOR-SIDE.                 SEK 3,222,000,000   4/27/06          1,283,878
------------------------------------------------------------------------------------------------------
                                                                                       $10,049,773
------------------------------------------------------------------------------------------------------




Total return swap contracts outstanding at September 30, 2004

                                                         Notional       Termination     Unrealized
                                                         amount         date            appreciation
------------------------------------------------------------------------------------------------------
Agreement with Fleet National Bank
dated October 31, 2003 to receive (pay)
at maturity the notional amount multiplied
by the total return of the Lehman Brothers
U.S. High Yield Index and pay at maturity
the notional amount multiplied by the
twelve month USD-LIBOR adjusted by a
specified spread.                                        $24,999,749    11/1/04         $2,239,347

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to
receive (pay) semi-annually the notional
amount multiplied by the total rate of
return of the Lehman Brothers U.S. High
Yield Index and pay semi-annually the
notional amount multiplied by the six
month USD-LIBOR adjusted by a specified spread.           10,672,824    5/1/06             422,992

Agreement with Lehman Brothers Special
Financing, Inc. dated September
30, 2003 to receive (pay) semi-annually
the notional amount multiplied by the
total rate of return of the Lehman Brothers
U.S. High Yield Index and pay semi-annually
the notional amount multiplied by the six
month USD-LIBOR adjusted by a specified spread.           27,093,679    10/1/04            874,104
------------------------------------------------------------------------------------------------------
                                                                                        $3,536,443
------------------------------------------------------------------------------------------------------




Credit default contracts outstanding at September 30, 2004

                                                                             Notional     Unrealized
                                                                             amount       appreciation
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.37273% and the
fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                              $11,710,111  $17,752

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the
fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                                8,516,444   13,909

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.46% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                                4,258,222    6,699

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                                2,129,111    3,367

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                                1,064,556    1,700

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                                1,064,556    1,768
------------------------------------------------------------------------------------------------------
                                                                                          $45,195
------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $9,899,044 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $5,690,486,448)          $5,831,757,001
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $348,018,917) (Note 5)        348,018,917
-------------------------------------------------------------------------------
Cash                                                               15,855,266
-------------------------------------------------------------------------------
Foreign currency (cost $18,804,937) (Note 1)                       19,157,856
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          80,113,998
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              9,298,226
-------------------------------------------------------------------------------
Receivable for securities sold                                    259,527,494
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        31,252,332
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             3,810,589
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             960,733
-------------------------------------------------------------------------------
Receivable on open credit default contracts (Note 1)                   45,195
-------------------------------------------------------------------------------
Total assets                                                    6,599,797,607

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                               2,198,439
-------------------------------------------------------------------------------
Payable for securities purchased                                  972,226,088
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         28,953,461
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 7,174,578
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,871,273
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                308,188
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            8,434
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              2,813,025
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                           17,666,116
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)               13,736,719
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                859,541
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$216,961,430) (Note 1)                                            216,880,201
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 10,340,065
-------------------------------------------------------------------------------
Other accrued expenses                                                438,884
-------------------------------------------------------------------------------
Total liabilities                                               1,275,475,012
-------------------------------------------------------------------------------
Net assets                                                     $5,324,322,595

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $6,089,982,106
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       25,824,227
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (945,015,733)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 153,531,995
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $5,324,322,595

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,340,885,254 divided by 132,764,147 shares)                         $10.10
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $10.10)*                $10.58
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($516,726,268 divided by 51,554,651 shares)**                          $10.02
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($265,150,935 divided by 26,410,945 shares)**                          $10.04
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,174,448,973 divided by 316,816,781 shares)                         $10.02
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.02)*                $10.36
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($93,779 divided by 9,294 shares)                        $10.09
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($27,017,386 divided by 2,674,387 shares)                $10.10
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $1,882,326 from
investments in affiliated issuers) (Note 5)                      $361,854,111
-------------------------------------------------------------------------------
Dividends                                                             671,308
-------------------------------------------------------------------------------
Securities lending                                                     21,354
-------------------------------------------------------------------------------
Total investment income                                           362,546,773

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   30,199,113
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    7,549,635
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               958,795
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             99,021
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       46,807
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               3,419,798
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               6,111,985
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               2,895,891
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                              16,984,908
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      16
-------------------------------------------------------------------------------
Other                                                               1,180,159
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 8)                                   176,023
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 8)                             (176,023)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                       (202,709)
-------------------------------------------------------------------------------
Total expenses                                                     69,243,419
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (360,391)
-------------------------------------------------------------------------------
Net expenses                                                       68,883,028
-------------------------------------------------------------------------------
Net investment income                                             293,663,745
-------------------------------------------------------------------------------
Net realized gain on investments (including realized loss of
$23,777,453 on sales of investments in affiliated issuers
(Notes 1, 3 and 7)                                                 64,033,955
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                       19,185,845
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,721,387
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)       (25,220,871)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                389,790
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (832,721)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, and TBA
sale commitments during the year                                  143,807,411
-------------------------------------------------------------------------------
Net gain on investments                                           204,084,796
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $497,748,541
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                             Year ended
                                                            September 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $293,663,745     $327,188,357
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             61,110,106       41,658,159
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       142,974,690      452,714,721
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       497,748,541      821,561,237
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                        (92,685,188)    (104,350,681)
-------------------------------------------------------------------------------
  Class B                                        (38,106,743)     (51,152,432)
-------------------------------------------------------------------------------
  Class C                                        (17,458,283)      (6,244,259)
-------------------------------------------------------------------------------
  Class M                                       (222,273,258)    (186,135,416)
-------------------------------------------------------------------------------
  Class R                                               (164)              --
-------------------------------------------------------------------------------
  Class Y                                         (1,806,730)      (1,600,034)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 245               --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (289,881,834)     721,060,534
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (164,463,414)   1,193,138,949

Net assets
-------------------------------------------------------------------------------
Beginning of year                              5,488,786,009    4,295,647,060
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $25,824,227 and
$52,574,127, respectively)                    $5,324,322,595   $5,488,786,009
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended September 30
operating performance                      2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.85           $8.89           $9.26          $10.13          $10.77
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .54 (d)         .68             .73             .84             .92
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .39            1.00            (.31)           (.81)           (.61)
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .93            1.68             .42             .03             .31
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.68)           (.72)           (.74)           (.68)           (.95)
----------------------------------------------------------------------------------------------------------------
From return of capital                       --              --            (.05)           (.22)             -- (e)
----------------------------------------------------------------------------------------------------------------
Total distributions                        (.68)           (.72)           (.79)           (.90)           (.95)
----------------------------------------------------------------------------------------------------------------
Redemption fees                              -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $10.10           $9.85           $8.89           $9.26          $10.13
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     9.73           19.65            4.61             .22            2.96
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $1,340,885      $1,478,254      $1,296,859      $1,378,591      $1,285,717
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   .95 (d)         .96             .94             .95             .94
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  5.44 (d)        7.22            7.96            8.75            8.73
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    99.17          146.21 (f)      209.42 (f)(g)   150.11 (f)      142.85
----------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30,
    2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income
    Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended September 30
operating performance                      2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.78           $8.84           $9.22          $10.09          $10.72
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .47 (d)         .61             .66             .79             .83
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .37             .98            (.32)           (.83)           (.59)
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .84            1.59             .34            (.04)            .24
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.60)           (.65)           (.68)           (.63)           (.87)
----------------------------------------------------------------------------------------------------------------
From return of capital                       --              --            (.04)           (.20)             -- (e)
----------------------------------------------------------------------------------------------------------------
Total distributions                        (.60)           (.65)           (.72)           (.83)           (.87)
----------------------------------------------------------------------------------------------------------------
Redemption fees                              -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $10.02           $9.78           $8.84           $9.22          $10.09
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     8.85           18.67            3.70            (.53)           2.30
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $516,726        $742,979        $696,733        $738,611      $1,214,668
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.70 (d)        1.71            1.69            1.70            1.69
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  4.73 (d)        6.49            7.20            8.01            7.96
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    99.17           146.21 (f)     209.42 (f)(g)   150.11 (f)      142.85
----------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30,
    2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income
    Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended September 30
operating performance                      2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.80           $8.86           $9.24          $10.11          $10.75
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .47 (d)         .57             .65             .77             .84
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .37            1.03            (.31)           (.81)           (.61)
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .84            1.60             .34            (.04)            .23
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.60)           (.66)           (.68)           (.63)           (.87)
----------------------------------------------------------------------------------------------------------------
From return of capital                       --              --            (.04)           (.20)             -- (e)
----------------------------------------------------------------------------------------------------------------
Total distributions                        (.60)           (.66)           (.72)           (.83)           (.87)
----------------------------------------------------------------------------------------------------------------
Redemption fees                              -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $10.04           $9.80           $8.86           $9.24          $10.11
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     8.87           18.70            3.72            (.50)           2.22
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $265,151        $237,437         $26,673         $18,589         $12,441
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.70 (d)        1.71            1.69            1.70            1.69
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  4.67 (d)        6.10            7.17            7.96            8.07
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    99.17          146.21 (f)      209.42 (f)(g)   150.11 (f)      142.85
----------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30,
    2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income
    Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended September 30
operating performance                      2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.78           $8.83           $9.22          $10.09          $10.73
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .51 (d)         .65             .70             .81             .88
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .38            1.00            (.32)           (.80)           (.59)
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .89            1.65             .38             .01             .29
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.65)           (.70)           (.72)           (.67)           (.93)
----------------------------------------------------------------------------------------------------------------
From return of capital                       --              --            (.05)           (.21)             -- (e)
----------------------------------------------------------------------------------------------------------------
Total distributions                        (.65)           (.70)           (.77)           (.88)           (.93)
----------------------------------------------------------------------------------------------------------------
Redemption fees                              -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $10.02           $9.78           $8.83           $9.22          $10.09
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     9.43           19.37            4.13            (.02)           2.74
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $3,174,449      $3,004,689      $2,258,273      $1,368,935      $1,022,625
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.20 (d)        1.21            1.19            1.20            1.19
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  5.17 (d)        6.96            7.68            8.47            8.48
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    99.17          146.21 (f)      209.42 (f)(g)   150.11 (f)      142.85
----------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30,
    2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income
    Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------
                                                                   For the
                                                                    period
                                                               December 1,
                                                                  2003+ to
Per-share                                                     September 30
operating performance                                                 2004
---------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.93
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a) (b)                                          .46
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                    .24
---------------------------------------------------------------------------
Total from
investment operations                                                  .70
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                                                     (.54)
---------------------------------------------------------------------------
Total distributions                                                   (.54)
---------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.09
---------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                7.30*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                         $94
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b) (d)                                         1.00*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                          4.32*
---------------------------------------------------------------------------
Portfolio turnover (%)                                               99.17
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended September 30
operating performance                      2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.85           $8.89           $9.28          $10.15          $10.78
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .56 (d)         .70             .77             .85             .92
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .39            1.00            (.34)           (.80)           (.57)
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .95            1.70             .43             .05             .35
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                          (.70)           (.74)           (.77)           (.70)           (.98)
----------------------------------------------------------------------------------------------------------------
From return of capital                       --              --            (.05)           (.22)             -- (e)
----------------------------------------------------------------------------------------------------------------
Total distributions                        (.70)           (.74)           (.82)           (.92)           (.98)
----------------------------------------------------------------------------------------------------------------
Redemption fees                              -- (e)          --              --              --              --
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $10.10           $9.85           $8.89           $9.28          $10.15
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     9.99           19.96            4.65             .48            3.29
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $27,017         $25,427         $17,109         $24,014         $17,010
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   .70 (d)         .71             .69             .70             .69
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  5.68 (d)        7.45            8.20            8.98            8.97
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    99.17           146.21 (f)     209.42 (f) (g)  150.11 (f)      142.85
----------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during  the period. As a result of such waivers, the expenses of the fund for the period ended September 30,
    2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income
    Fund.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
September 30, 2004

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government, the high-yield and the international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class C shares sold in Japan are subject to a contingent deferred sales charge if those shares are redeemed within five years of pur chase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2004, the value of securities loaned amounted to $9,899,044. The fund received cash collateral of $10,340,065 which is pooled with collateral of other Putnam funds into 29 issuers of high grade short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $935,681,420 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
    $2,729,749   September 30, 2005
    30,612,204   September 30, 2006
    77,029,101   September 30, 2007
   234,609,900   September 30, 2008
   110,840,621   September 30, 2009
   164,353,970   September 30, 2010
   311,230,234   September 30, 2011
     4,275,641   September 30, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2005 $3,630,134 of losses recognized during the period November 1, 2003 to September 30, 2004.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, straddle loss deferrals, and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2004, the fund reclassified $51,916,721 to decrease distributions in excess of net investment income and $454,249 to increase paid-in-capital, with an increase to accumulated net realized losses of $52,370,970.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation           $263,852,731
Unrealized depreciation           (126,495,256)
                                  ------------
Net unrealized appreciation        137,357,475
Undistributed ordinary income       21,557,002
Capital loss carryforward         (935,681,420)
Post-October loss                   (3,630,134)
Cost for federal income
tax purposes                    $6,042,418,443


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2005, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the year ended September 30, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended September 30, 2004, Putnam Management has assumed $176,023 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Effective September 13, 2004, Putnam Invest ments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended September 30, 2004, the fund paid PFTC $5,371,463 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2004, the fund's expenses were reduced by $360,391 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,254, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $142,444 and $3,221,199 from the sale of class A and class M shares, respectively, and received $1,237,282 and $13,472 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received $2,573 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $4,438,050,715 and $5,525,711,549, respectively. Purchases and sales of U.S. government securities aggregated $598,663,315 and $214,973,672, respectively.

Note 4
Capital shares

At September 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         27,850,112      $277,462,445
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        6,625,560        65,749,125
----------------------------------------------------------------
                                    34,475,672       343,211,570

Shares repurchased                 (51,777,227)     (514,806,637)
----------------------------------------------------------------
Net decrease                       (17,301,555)    $(171,595,067)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         33,678,995      $319,067,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        7,689,469        71,867,130
----------------------------------------------------------------
                                    41,368,464       390,934,607

Shares repurchased                 (37,111,547)     (347,094,132)
----------------------------------------------------------------
Net increase                         4,256,917       $43,840,475
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,528,573      $104,169,004
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        2,727,142        26,875,381
----------------------------------------------------------------
                                    13,255,715       131,044,385

Shares repurchased                 (37,674,574)     (371,911,016)
----------------------------------------------------------------
Net decrease                       (24,418,859)    $(240,866,631)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         19,258,748      $179,998,643
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        3,880,289        35,982,491
----------------------------------------------------------------
                                    23,139,037       215,981,134

Shares repurchased                 (26,013,507)     (243,285,041)
----------------------------------------------------------------
Net decrease                        (2,874,470)     $(27,303,907)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,480,375      $133,745,318
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          195,394         1,929,159
----------------------------------------------------------------
                                    13,675,769       135,674,477

Shares repurchased                 (11,497,122)     (113,579,200)
----------------------------------------------------------------
Net increase                         2,178,647       $22,095,277
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,420,651      $214,437,753
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          182,001         1,701,274
----------------------------------------------------------------
                                    22,602,652       216,139,027

Shares repurchased                  (1,382,070)      (13,007,688)
----------------------------------------------------------------
Net increase                        21,220,582      $203,131,339
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        123,937,420    $1,226,499,648
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          161,866         1,588,588
----------------------------------------------------------------
                                   124,099,286     1,228,088,236

Shares repurchased                (114,513,916)  (1,128,669,921)
----------------------------------------------------------------
Net increase                         9,585,370       $99,418,315
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        102,987,513      $974,020,687
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          244,424         2,266,437
----------------------------------------------------------------
                                   103,231,937       976,287,124

Shares repurchased                 (51,617,010)     (481,027,792)
----------------------------------------------------------------
Net increase                        51,614,927      $495,259,332
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                           to September 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,281           $93,478
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               17               164
----------------------------------------------------------------
                                         9,298            93,642

Shares repurchased                          (4)              (39)
----------------------------------------------------------------
Net increase                             9,294           $93,603
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,033,952       $10,328,022
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          182,046         1,806,730
----------------------------------------------------------------
                                     1,215,998        12,134,752

Shares repurchased                  (1,122,401)      (11,162,083)
----------------------------------------------------------------
Net increase                            93,597          $972,669
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,736,990       $16,434,262
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          171,248         1,600,034
----------------------------------------------------------------
                                     1,908,238        18,034,296

Shares repurchased                  (1,251,128)      (11,901,001)
----------------------------------------------------------------
Net increase                           657,110        $6,133,295
----------------------------------------------------------------

At September 30, 2004, Putnam, LLC owned 106 class R shares of the fund (1.14% of class R shares outstanding), valued at $1,070.


Note 5
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2004, management fees paid were reduced by $202,709 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,882,326 for the period ended September 30, 2004.

Note 6
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                                    Purchase          Sales  Dividend   Market
Affiliates                              Cost           Cost    Income    value
------------------------------------------------------------------------------
PSF Group Holdings, Inc. 144A            $--    $34,291,479       $--      $--
XCL Equity Units                          --      7,488,847        --       --
------------------------------------------------------------------------------
Totals                                   $--    $41,780,326       $--      $--
------------------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.

Note 8
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.



About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2004, there were 102 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 81 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.



Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds


The address of each Officer is One Post Office Square,
Boston, MA 02109.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption
   fee will be applied to shares exchanged or sold within  5
   days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
Cassini House
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN028-216528  11/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Diversified Income Trust
Supplement to Annual Report dated 9/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/04

                                                                        NAV

1 year                                                                 9.99%
5 years                                                               43.30
Annual average                                                         7.46
10 years                                                              95.25
Annual average                                                         6.92
Life of fund (since class A inception, 10/3/88)
Annual average                                                         7.93

Share value:                                                            NAV

9/30/03                                                               $9.85
9/30/04                                                              $10.10
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     12         $0.699             --                $0.699

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (7/1/96) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10 and 11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $3.39
Ending value (after expenses)                     $1,023.70
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $3.39
Ending value (after expenses)                     $1,021.65
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                  0.67%
Average annualized expense ratio for Lipper peer group++               0.91%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
September 30, 2004  $48,869*    $--             $3,950    $  937
September 30, 2003  $40,317     $12,800**       $3,600    $5,250

*Includes fees of $ 7,519 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

**Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam
Management.

For the fiscal years ended September 30, 2004 and September 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 4,887 and $21,650 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading and the registration of securities in Japan .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
September 30, 2004  $--             $--   $--         $--
September 30, 2003  $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004